CONTRIBUTION AGREEMENT

This Agreement is made and entered into effective as of December 30, 2009 (the "Effective Date"), by and between WS Technologies LLC dba Windswept Technologies, an Oregon limited liability company ("Company"), and microHelix, Inc., an Oregon corporation ("Contributing Party").

Background

A.  Contributing Party and certain other parties have entered into an Operating Agreement (the "Operating Agreement") pursuant to which Company will service and collect consumer receivables generated by hospitals on a recourse basis with respect to the hospital as a result of the contribution by Contributing Party of 1,000,000 shares of Series D Preferred Stock (the "Series D Preferred Stock") of Contributing Party and warrants to purchase up to 65,100,917 shares of Class B Common Stock of Contributing Party at an exercise price of $0.001 per share (the "Warrants") and certain assets contributed by the other parties to the Operating Agreement, who collectively will own all of the ownership interests in Company.

C.  Contributing Party wishes to make the contribution of the Series D Preferred Stock and the Warrants in return for the receipt of ownership interests of Company.

Agreement

In consideration of the mutual promises and covenants set forth in this Agreement, the parties agree as follows:

1.           Contribution.  Subject to the terms and conditions set forth in this Agreement, Contributing Party agrees to transfer to Company at Closing (defined below) the Series D Preferred Stock and the Warrants.

2.           Ownership Interests.  Concurrently with Contributing Party's contribution of the Series D Preferred Stock and the Warrants to Company at Closing, and in exchange for the Series D Preferred Stock and the Warrants, Company will issue to Contributing Party a 50% ownership interest in Company, which will be held by Contributing Party pursuant to the terms of and will have all of the rights set forth in the Operating Agreement.

3.           Closing.  The closing of the transactions contemplated by this Agreement (the "Closing") will take place at the offices of Tonkon Torp LLP at 1600 Pioneer Tower, 888 SW Fifth Avenue, Portland, Oregon 97204, at 10:00 a.m. Pacific Time on December 31, 2009, or at such other place or time as Company and Contributing Party mutually agree (the "Closing Date").

3.1         Company's Conditions to Closing.  The obligations of Company to consummate the Closing and otherwise effect the transactions contemplated by this Agreement are subject to the satisfaction at or prior to the Closing of each of the following conditions, any of which may be waived, in writing, exclusively by Company:

3.1.1       Representations and Warranties.  The representations and warranties of Contributing Party in this Agreement will be true and correct as of the Closing as if made as of the Closing, except (i) for changes contemplated by this Agreement, and (ii) for those representations and warranties which address matters only as of a particular date (which will be true and correct as of such particular date).

3.1.2       Agreements and Covenants.  Contributing Party will have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing.

3.1.3       Certificate.  Company will have been provided with a certificate executed by Contributing Party to the effect that, as of the Closing the conditions set forth in Sections 3.2.1 and 3.2.2 have been duly satisfied.

3.1.4       Transfer Documents; Other Agreements.  At Closing, Company will have received:

(a)      A Subscription Agreement for the Series D Preferred Stock in the form of attached Exhibit A executed by Contributing Party;

(b)     A Warrant Agreement in the form of attached Exhibit B executed by Contributing Party;

(c)      A fully executed Contribution Agreement between Company and Aequitas Capital Management, Inc. in the form attached as Exhibit C;

(d)     A fully executed Contribution Agreement between Company and CarePayment, LLC in the form attached as Exhibit D; and

(e)      A fully executed Operating Agreement.

3.1.5       Suits, Actions or Proceedings.  No suit, action, arbitration or other proceeding will be pending before any court, arbitrator or Governmental Body which may result in the restraint or prohibition of the consummation of the transactions contemplated by this Agreement.

3.1.6       No Material Adverse Change.  There will not have occurred since the date of this Agreement any event, change, effect, occurrence or state of facts individually or in the aggregate which has had or could have a material adverse effect on the ability of the parties to effect the transactions under this Agreement.

3.2         Contributing Party's Conditions to Closing.   The obligations of Contributing Party to consummate the Closing and otherwise effect the transactions contemplated by this Agreement are subject to the satisfaction at or prior to the Closing of each of the following conditions, any of which may be waived, in writing, exclusively by Contributing Party:

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3.2.1       Representations and Warranties.  The representations and warranties of Company in this Agreement will be true and correct as of the Closing as if made as of the Closing, except (i) for changes contemplated by this Agreement, and (ii) for those representations and warranties which address matters only as of a particular date (which will be true and correct as of such particular date).

3.2.2       Agreements and Covenants.  Company will have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing.

3.2.3       Certificate.  Contributing Party will have been provided with a certificate executed by Company to the effect that, as of the Closing, the conditions set forth in Sections 3.2.1 and 3.2.2 have been duly satisfied.

3.2.4       Operating Agreement.  At Closing, Contributing Party will have received a fully executed Operating Agreement.

4.           Other Agreements.

4.1         Further Assurances.  At any time or from time to time after the Closing, at Company's request and without further consideration, Contributing Party will execute and deliver to Company such other instruments of transfer, conveyance, assignment, and confirmation, provide such materials and information, and take such other actions as Company may reasonably deem necessary in order more effectively to transfer, convey, and assign to Company, and to confirm Company's title to, the Series D Preferred Stock and the Warrants, and to assist Company in exercising all rights with respect thereto, and otherwise to cause Contributing Party to fulfill its obligations under this Agreement.

5.           Representations and Warranties of Contributing Party.  Except as is otherwise disclosed on Schedule 5 to this Agreement (the "Disclosure Schedule") Contributing Party represents and warrants to Company that:

5.1         Authorization.  Contributing Party is a limited liability company duly organized and validly existing under the laws of the state of Oregon.  Contributing Party has all requisite organizational power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement.  Contributing Party's execution and delivery of this Agreement and consummation of the transactions contemplated by this Agreement have been duly authorized by all requisite organizational action and Contributing Party has duly executed and delivered this Agreement, which constitutes the valid and binding obligation of Contributing Party, enforceable in accordance with its terms.  Contributing Party has made available to Company true, correct and complete copies of Contributing Party's authorizing board and shareholder resolutions relating to the transactions contemplated by this Agreement.

5.2         Investment.  Contributing Party is not acquiring the ownership interest issued to it under the Operating Agreement with a view to or for sale in connection with any further distribution thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

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5.3         Valid Issuance of Securities.  The shares of Series D Preferred Stock and the Warrants, upon issuance to Company in accordance with the terms of this Agreement, will be duly authorized, fully paid and nonassessable.

5.4         No Conflicts.  The execution and delivery by Contributing Party of this Agreement do not, and the performance by Contributing Party of its obligations under this Agreement and the consummation of the transactions contemplated hereby and thereby will not:

5.4.1       conflict with or result in a violation or breach of any of the terms, conditions, or provisions of the Amended and Restated Articles of Incorporation, as amended, or Bylaws of Contributing Party; provided, however, that Company expressly acknowledges that Contributing Party does not currently have sufficient authorized shares of common stock to allow for the exercise of all of the Warrants;

5.4.2       conflict with or result in a violation or breach of any term or provision of any federal, state, or local law, rule, regulation or order applicable to Contributing Party, or conflict with or result in a violation or breach of any term or provision of any judgment, injunction, decree, ruling or other charge applicable to Contributing Party; or

5.4.3       with respect to any contract to which Contributing Party is a party:  conflict with or result in a violation or breach of such contract, constitute (with or without notice or lapse of time or both) a default under such contract, require Contributing Party to obtain any consent, or approval, or give any notice to or make any filing with any person or entity.

5.5         Litigation.  There are no pending or threatened, claims, litigation, investigation, tax audit or proceedings of any nature against Contributing Party or to which Contributing Party is a party which could in any way impair Contributing Party's ability to fully perform its obligations under this Agreement.

5.6         Disclosures.  No representation or warranty or other statement made by Contributing Party in this Agreement, the Disclosure Schedule and any other documents or certificates delivered in connection with this Agreement contains any untrue statement or omits to state a material fact necessary to make any of them, in light of the circumstances in which it was made, not misleading.

6.           Representations and Warranties of Company.  Company represents and warrants to Contributing Party as follows:

6.1         Authorization.  Company is a limited liability company duly organized and validly existing under the laws of the State of Oregon.  Company has all requisite limited liability company power and authority to enter into this Agreement and to consummate the transactions contemplated in this Agreement.  Company's execution and delivery of this Agreement and consummation of the transactions contemplated by this Agreement have been duly authorized by all requisite organizational action.  This Agreement has been duly executed and delivered by Company and constitutes the valid and binding obligation of Company enforceable in accordance with its terms.

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6.2         No Conflicts.  The execution and delivery by Company of this Agreement do not, and the performance by Company of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby will not:

6.2.1       conflict with or result in a violation or breach of any of the terms, conditions, or provisions of the Articles of Organization; or

6.2.2       conflict with or result in a violation or breach of any term or provision of any federal, state, or local law, rule, regulation, order, or judgment applicable to Company.

6.3         Litigation.  There are no pending claims, litigation, investigation, tax audit or proceedings of any nature against Company or to which Company is a party which could in any way impair Company's ability to fully perform its obligations under this Agreement.

7.           Indemnification.

7.1         Contributing Party Indemnification.  Contributing Party will defend, indemnify and hold Company and its directors, shareholders, employees, agents, successors and assigns harmless from and against any and all claims, losses or liabilities (including reasonable attorney fees, court costs and expenses of investigation as determined by a court of competent jurisdiction) incurred by any such indemnified party as a result of any breach of any of Contributing Party's representations, warranties or covenants contained in this Agreement.

7.2         Company Indemnification.  Company will defend, indemnify and hold Contributing Party and its respective directors, shareholders, employees, agents, successors and assigns harmless from and against any and all claims, losses or liabilities (including reasonable attorney fees, court costs and expenses of investigation as determined by a court of competent jurisdiction) incurred by any indemnified party as a result of any breach of any of Company's representations, warranties or covenants contained in this Agreement.

7.3         Notice and Defense of Claims.  If either party to this Agreement ("Indemnitee") receives notice or otherwise obtains knowledge of any matter with respect to which the other party to this Agreement ("Indemnitor") may become obligated to hold harmless or indemnify Indemnitee under this Section 7, then Indemnitee will promptly deliver to Indemnitor a written notice describing such matter, provided that the failure to promptly deliver such notice will not affect the indemnification obligation except to the extent the Indemnitor is prejudiced or injured thereby.  If such matter involves a third party, Indemnitor will have the right, at its option, to assume the defense of such matter at its own expense and with its own counsel, provided that such counsel does not have an actual or potential conflict of interest.  If Indemnitor elects to and does assume the defense of such matter, (a) Indemnitee will fully cooperate as reasonably requested by Indemnitor in the defense or settlement of such matter, (b) Indemnitor will keep Indemnitee reasonably informed of developments and events relating to such matter, and (c) Indemnitee will have the right to participate without interfering with Indemnitor or its counsel, at its own expense, in the defense of such matter.  So long as Indemnitor is in good faith defending Indemnitee in such matter, Indemnitee will not settle or compromise or attempt to contact any other parties to the dispute in such matter.  Unless and until the Indemnitor assumes the defense with respect to such matter, Indemnitee will have the right (but not the obligation) to defend itself, or to enter into any reasonable settlement of such matter, without prejudice to any right of recovery against Indemnitor.

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7.4         Payments to Indemnified Parties.  An Indemnitor with an indemnification obligation under this Section 7 will promptly reimburse each Indemnitee for all amounts owed under this Section 7 from time to time at the Indemnitee's request.

7.5         Survival of Representations.  The representations and warranties set forth in this Agreement will survive from and after the Closing Date through the applicable statute of limitations (and thereafter, to the extent a claim or action is made prior to such period, until such claim or action is finally resolved).  No claim for indemnification pursuant to this Section will be made by any party based upon a breach or alleged breach of any representation or warranty unless written notice of such claim or action is received by the party against whom indemnification is sought prior to expiration of the survival period.

8.           Termination.

8.1         Termination Events. Except as provided in Section 8.2, this Agreement may be terminated at any time prior to the Closing:

8.1.1       by mutual written consent of Contributing Party and of Company;

8.1.2       by Contributing Party or Company if the Closing has not occurred by January 31, 2010;

8.1.3       by Contributing Party or Company if: (a) there is a final nonappealable order of a Governmental Body in effect permanently restraining, enjoining or otherwise prohibiting consummation of the transactions contemplated by this Agreement; or (ii) there is any statute, rule, regulation or order enacted, promulgated or issued or deemed applicable to the Agreement after the date of this Agreement by any Governmental Body that would make consummation of the transactions contemplated by this Agreement illegal;

8.1.4       by Company if it is not in material breach of any of its representations, warranties, covenants or agreements contained in this Agreement and there has been a breach of any representation, warranty, covenant or agreement contained in this Agreement on the part of Contributing Party, or if any representation or warranty of Contributing Party has become untrue, or in any case if any of the conditions set forth in Section 3.1or Section 3.2 would not be satisfied; provided, that, if such inaccuracy in such representations and warranties or breach by Contributing Party is curable through the exercise of commercially reasonable efforts, then Company may terminate this Agreement under this Section 8.1.4 only if the breach is not cured within 30 days after the date of written notice from Company of such breach (but no cure period will be required for a breach which by its nature cannot be cured); or

8.1.5       by Contributing Party if it is not in material breach of any of its representations, warranties, covenants or agreements contained in this Agreement and there has been a material breach of any representation, warranty, covenant or agreement contained in this Agreement on the part of Company such that the conditions set forth in Section 3.2.1 or Section 3.2.2 would not be satisfied; provided, that, if such inaccuracy in Company's representations and warranties or breach by Company is curable by Company through the exercise of its commercially reasonable efforts, then Contributing Party may terminate this Agreement under this Section 8.1.5 only if the breach is not cured within 30 days after the date of written notice from Contributing Party of such breach (but no cure period will be required for a breach which by its nature cannot be cured).

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8.2         Notice of Termination; Effect of Termination.  Except as set forth in Section 8.1.1 any termination of this Agreement under Section 8.1 will be effective immediately upon the delivery of a valid written notice of the terminating party to the other party.  Where action is taken to terminate this Agreement pursuant to Section 8.1, the terminating party must promptly deliver to the other party a notice setting forth the reason for the termination and the specific Section and subsection (as applicable) of this Agreement upon which the right of termination is based.  In the event of termination of this Agreement as provided in Section 8.1, this Agreement will become void and there will be no liability on the part of any party to this Agreement, or their respective officers, directors, managers, members or shareholders; provided that each party will remain liable for any breaches of this Agreement prior to its termination.

9.           Miscellaneous Provisions.

9.1         Successors and Assigns.  This Agreement will be binding upon and will inure to the benefit of the parties and their respective successors and permitted assigns.  The foregoing notwithstanding, neither party will be permitted to assign its rights or delegate its obligations under this Agreement to another party without the prior written consent of the other party to this Agreement.

9.2         Notices.  Each notice, consent, request, or other communication required or permitted under this Agreement will be in writing, will be delivered personally or sent by certified mail (postage prepaid, return receipt requested) or by a recognized US overnight courier, and will be addressed as follows:

If to Company:	WS Technologies LLC
Attn:  President
5300 SW Meadows Road, Suite 400
Lake Oswego, OR 97035

If to Contributing Party:	microHelix, Inc.
Attn:  President
5300 SW Meadows Road, Suite 400
Lake Oswego, OR 97035

Each notice, consent, request, or other communication will be deemed to have been received by the party to whom it was addressed (a) when delivered if delivered personally; (b) on the second business day after the date of mailing if mailed; or (c) on the date officially recorded as delivered according to the record of delivery if delivered by overnight courier.  Each party may change its address for purposes of this Agreement by giving written notice to the other party in the manner set forth above.

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9.3         Alterations and Waivers.  The waiver, amendment or modification of any provision of this Agreement or any right, power or remedy under this Agreement, whether by agreement of the parties or by custom, course of dealing or trade practice, will not be effective unless in writing and signed by the party against whom enforcement of such waiver, amendment or modification is sought.  No failure or delay by either party in exercising any right, power or remedy with respect to any of the provisions of this Agreement will operate as a waiver of such provisions with respect to such occurrences.

9.4         Governing Law.  This Agreement will be construed, governed and enforced in accordance with the laws of the State of Oregon, without regard to its choice of law provisions.

9.5         Exhibits and Schedules.  The exhibits and schedules attached to this Agreement are incorporated into and are a part of this Agreement.

9.6         Integration and Entire Agreement.  This Agreement and the exhibits and schedules and other documents referred to in this Agreement set forth the entire understanding between the parties and supersede all previous and contemporaneous written or oral negotiations, commitments, understandings, and agreements relating to the subject matter of this Agreement and merge all prior and contemporaneous discussions between the parties.

9.7         Counterparts and Delivery.  This Agreement may be executed in counterparts.  Each counterpart will be considered an original, and all of them, taken together, will constitute a single Agreement.  This Agreement may be delivered by facsimile or electronically, and any such delivery will have the same effect as physical delivery of a signed original.  At the request of any party, the other party will confirm facsimile or electronic transmission signatures by signing an original document.

9.8         Definitions.  Whenever used in this Agreement, (a) the term "including" will be deemed to mean "including without limitation", (b) the term "person" will be deemed to mean any natural person, corporation, limited liability company, partnership or other entity, and (c) the terms "will" and "shall" have the same meaning.

9.9         Attorney Fees.  In the event suit or action is instituted to interpret or enforce this Agreement, the prevailing party will be entitled to recover its attorney's fees, including those incurred on appeal, as determined by the court or arbitrator.

9.10       Specific Performance.  The parties acknowledge they would be irreparably damaged if any of the provisions of this Agreement are not performed in accordance with their specific terms and that monetary damages would provide an inadequate remedy.  Accordingly, in addition to any other remedy at law or in equity, the nonbreaching party will be entitled to injunctive relief to prevent breaches of this Agreement and specifically to enforce this Agreement without the need for posting any bond or other security.

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9.11       Rules of Construction.  The parties have been represented by separate counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the parties drafting such agreement or document.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

COMPANY:	WS TECHNOLOGIES LLC
By microHelix, Inc., its Manager

	By	/s/ Brian A. Oliver
Brian A. Oliver
Secretary

CONTRIBUTING PARTY:	MICROHELIX, INC.

	By	/s/ Brian A. Oliver
Brian A. Oliver
Secretary

Signature page to WS Technologies, LLC Contribution Agreement (microHelix)

ATTACHED SCHEDULES AND EXHIBITS

Schedule 5 – Disclosure Schedule
Exhibit A – Form of Subscription Agreement
Exhibit B – Form of Warrant Agreement
Exhibit C – Form of Contribution Agreement with Aequitas Capital Management, Inc.
Exhibit D – Form of Contribution Agreement with CarePayment, LLC

Schedules and Exhibits

Schedule 5
Disclosure Schedule

None.

Disclosure Schedule

Exhibit A
Form of Subscription Agreement

Exhibit A

SUBSCRIPTION AGREEMENT

microHelix, Inc.

This Subscription Agreement (this "Agreement"), effective December 30, 2009 (the "Effective Date"), is between WS Technologies LLC, an Oregon limited liability company ("Subscriber") and microHelix, Inc., an Oregon corporation (the "Company").

Agreement

The parties agree as follows:

1.      Subscription.

Subject to the terms of this Agreement, Subscriber hereby purchases from the Company, and the Company hereby issues to Subscriber, 1,000,000 shares of Series D Preferred Stock (the "Series D Preferred Shares") of the Company in exchange for 99 Units (the "Units") of Subscriber.

2.      Representations of the Company.  The Company represents to Subscriber that:

2.1       Organization and Authority.  The Company is a corporation duly organized and validly existing under the laws of the State of Oregon and has all requisite corporate power and authority to own and operate its properties and assets, and to carry on its business as presently conducted.  The Company has the requisite power and authority to execute and deliver this Agreement, to issue the Series D Preferred Shares and to carry out its obligations under this Agreement.

2.2       Validity.  This Agreement constitutes the valid and legally binding obligation of the Company, enforceable in accordance with its terms, subject to (a) the laws of bankruptcy and the laws affecting creditors' rights generally, and (b) the availability of equitable remedies.  The Series D Preferred Shares are duly and validly authorized and upon issuance to Subscriber and, upon issuance of the Units to the Company, will be fully paid and nonassessable.

3.      Representations and Warranties of Subscriber.  Subscriber represents to the Company that:

3.1       Authority.  All acts and conditions necessary for the authorization, execution, delivery, and consummation by Subscriber of this Agreement and the transactions contemplated herein have been taken, performed, and obtained.

3.2       Validity.  This Agreement constitutes the valid and legally binding obligation of Subscriber, enforceable in accordance with its terms, subject to (a) the laws of bankruptcy and the laws affecting creditors' rights generally, and (b) the availability of equitable remedies.  Subscriber has full power and authority to execute, deliver and perform Subscriber's obligations under this Agreement.  The Units are duly and validly authorized and, upon issuance of the Series D Preferred Shares to Subscriber, will be fully paid and nonassessable.

Subscription Agreement

3.3       Restricted Securities.  Subscriber understands that the Series D Preferred Shares are characterized as "restricted securities" under the federal securities laws inasmuch as they are being acquired from the Company in a transaction not involving a public offering and that, under such laws and applicable regulations, such securities may be transferred or resold without registration under the Securities Act only in certain limited circumstances.

4.      Successors and Assigns.

This Agreement will bind and inure to the benefit of the parties and to their successors and assigns.

5.      Governing Law.  This Agreement shall be governed by, and construed in accordance with, the laws of the State of Oregon, without giving effect to conflicts of laws principles thereunder.

6.      Counterparts.  This Agreement may be executed in counterparts.  Each counterpart will be considered an original, and all of them, taken together, will constitute a single Agreement.  This Agreement may be delivered by facsimile or electronically, and any such delivery will have the same effect as physical delivery of a signed original.  At the request of any party, the other party will confirm facsimile or electronic transmission signatures by signing an original document.

IN WITNESS WHEREOF, Subscriber and the Company have executed and delivered this Agreement as of the Effective Date.

SUBSCRIBER:	WS TECHNOLOGIES LLC
By microHelix, Inc., its Manager

By
Thomas A. Sidley, President

COMPANY:	MICROHELIX, INC.

By
Thomas A. Sidley, President

Subscription Agreement

Exhibit B

Form of Warrant Agreement

Exhibit B

THIS WARRANT AND THE SHARES ISSUABLE UPON EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 ACT, AS AMENDED (THE "1933 ACT"). THE HOLDER HEREOF, BY PURCHASING THIS WARRANT, AGREES FOR THE BENEFIT OF THE COMPANY THAT SUCH SECURITIES MAY BE OFFERED, SOLD OR OTHERWISE TRANSFERRED ONLY (A) TO THE COMPANY, (B) PURSUANT TO AN EXEMPTION FROM REGISTRATION UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITES LAWS, OR (C) IF REGISTERED UNDER THE 1933 ACT AND ANY APPLICABLE STATE SECURITIES LAWS.

MICROHELIX, INC.

WARRANT TO PURCHASE

SHARES OF CLASS B COMMON STOCK

Expires December 30, 2014

Portland, Oregon
Issue Date:  December 30, 2009

IN CONSIDERATION OF the representations and covenants set forth herein, and other good and valuable consideration received, and subject to the provisions hereinafter set forth, microHelix, Inc., an Oregon corporation (the "Company"), hereby certifies that WS Technologies LLC, or its registered assigns (the "Warrant Holder") is entitled to subscribe for and purchase, during the period specified in this Warrant, up to 65,100,917 shares ("Warrant Shares") (subject to adjustment as hereinafter provided) of the duly authorized, validly issued, fully paid and non-assessable Class B Common Stock of the Company, at an exercise price per share equal to $0.001 per share (subject to adjustment as hereinafter provided, the "Exercise Price") subject, however, to the provisions and upon the terms and conditions hereinafter set forth.  The right to purchase Warrant Shares will expire at 12:01 a.m., Pacific Time, on December 30, 2014.

1.           Registration of Warrant.  The Company will register this Warrant upon records to be maintained by the Company for that purpose (the "Warrant Register"), in the name of the record Warrant Holder hereof from time to time.  The Company may deem and treat the registered Warrant Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Warrant Holder, and for all other purposes, and the Company will not be affected by notice to the contrary.

2.           Representations and Covenants of the Warrant Holder.  This Warrant has been entered into by the Company in reliance upon the following representations and covenants of the Warrant Holder:

(a)           The Warrant Holder by accepting this Warrant represents that the Warrant Holder is acquiring this Warrant for its own account or the account of an affiliate for investment purposes and not with the view to any offering or distribution and that the Warrant Holder will not sell or otherwise dispose of this Warrant or the underlying Warrant Shares in violation of applicable securities laws.

(b)           The Warrant Holder acknowledges that the certificates representing any Warrant Shares will bear a legend indicating that they have not been registered under the United States Securities Act of 1933, as amended (the "1933 Act"), and may not be sold by the Warrant Holder except pursuant to an effective registration statement or pursuant to an exemption from registration requirements of the 1933 Act and in accordance with federal and state securities laws.

(c)           In no event will the Warrant Holder make a disposition of any of its rights to acquire Common Stock or Common Stock issuable upon exercise of such rights unless and until (i)  it has notified the Company of the proposed disposition, and (ii)  if requested by the Company, it has furnished the Company with an opinion of counsel satisfactory to the Company and its counsel to the effect that (A) appropriate action necessary for compliance with the 1933 Act has been taken, or (B) an exemption from the registration requirements of the 1933 Act is available.  Notwithstanding the foregoing, the restrictions on the transferability of any security will terminate when such security is effectively registered under the 1933 Act and sold by the holder thereof in accordance with such registration, or such security is sold without registration in compliance with Rule 144 under the 1933 Act.  Whenever the restrictions imposed under this section terminate, the Warrant Holder or holder of a share of Common Stock then outstanding as to which such restrictions have terminated will be entitled to receive from the Company one or more new certificates for the Warrant or for such shares of Common Stock not bearing any restrictive legend.

(d)           The Warrant Holder is an "accredited investor" within the meaning of Rule 501(a) of Regulation D promulgated under the 1933 Act.

(e)           The Warrant Holder has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of its investment, and has the ability to bear the economic risks of its investment.

(f)           The Warrant Holder understands that if a registration statement covering this Warrant or the Common Stock is not in effect when it desires to sell this Warrant or the Common Stock, it may be required to hold such securities for an indefinite period.  The Warrant Holder also understands that any sale of this Warrant or the Common Stock purchased under this Warrant which might be made by it in reliance upon Rule 144 under the 1933 Act may be made only in accordance with the terms and conditions of that Rule.

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3.           Validity of Warrant and Issue of Shares.

(a)           Subject to Section 3.1(b), the Company represents and warrants that this Warrant has been duly authorized and validly issued and warrants and agrees that all shares of Class B Common Stock that may be issued upon the exercise of the rights represented by this Warrant will, when issued upon such exercise, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issue thereof.  Subject to Section 3.1(b), the Company further warrants and agrees that during the period within which the rights represented by this Warrant may be exercised, the Company will at all times have authorized and reserved a sufficient number of Class B Common Stock to provide for the exercise of the rights represented by this Warrant.

(b)           Warrant Holder acknowledges that as of the date of this Warrant the Company has not authorized any shares of Class B Common Stock and the Company does not have sufficient authorized but unissued shares of Common Stock to permit exercise of this Warrant.  Therefore, this Warrant cannot be exercised until such conditions are corrected.  The Company covenants to use commercially reasonable efforts to call as soon as possible a shareholders meeting for the purpose of amending its Articles of Incorporation to include enough authorized shares of Common Stock to permit exercise in full of this Warrant, or to take such other action as may be necessary to permit such exercise in full (including authorizing a reverse stock split) (the "Required Action").  The exercise of this Warrant into shares of Class B Common Stock as provided herein shall be contingent upon the completion of the Required Action.  Warrant Holder further acknowledges that, until such the Required Action shall be completed, Warrant Holder's rights under this Warrant may not be exercised.  Warrant Holder further acknowledges that if, for any reason, the Company does not authorize Class B Common Stock, then this Warrant shall be exercisable for shares of Common Stock, subject to the limitations on exercisability in this Section.

4.           Registration of Transfers of Warrant.  Subject to compliance with the legend set forth on the face of this Warrant and Section 2(c), the Company will register the transfer of any portion of this Warrant in the Warrant Register, upon surrender of this Warrant with the Form of Assignment attached hereto duly completed and signed, to the Company.  Upon any such registration or transfer, a new warrant to purchase Class B Common Stock, in substantially the form of this Warrant (any such new warrant, a "New Warrant"), evidencing the portion of this Warrant so transferred will be issued to the transferee and a New Warrant evidencing the remaining portion of this Warrant not so transferred, if any, will be issued to the transferring Warrant Holder.  The acceptance of the New Warrant by the transferee thereof will be deemed the acceptance of such transferee of all of the rights and obligations of a Warrant Holder of a Warrant.

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5.           Exercise of Warrants.

(a)           Upon surrender of this Warrant with the Form of Election to Purchase attached hereto duly completed and signed to the Company, and upon payment and delivery of the Exercise Price per Warrant Share multiplied by the number of Warrant Shares that the Warrant Holder intends to purchase hereunder, in lawful money of the United States of America, in cash or by certified or official bank check or checks, to the Company, all as specified by the Warrant Holder in the Form of Election to Purchase, the Company will promptly issue or cause to be issued  and cause to be delivered to or upon the written order of the Warrant Holder and in such name or names as the Warrant Holder may designate (subject to the restrictions on transfer described in Section 2(c) and in the legend set forth on the face of this Warrant), a certificate for the Warrant Shares issuable upon such exercise, with such restrictive legend as required by the 1933 Act.  Any person so designated by the Holder to receive Warrant Shares will be deemed to have become the holder of record of such Warrant Shares as of the Date of Exercise of this Warrant.

(b)           A "Date of Exercise" means the date on which the Company will have received (i) this Warrant (or any New Warrant, as applicable), with the Form of Election to Purchase attached hereto (or attached to such New Warrant) appropriately completed and duly signed, and (ii) payment of the Exercise Price for the number of Warrant Shares indicated by the Warrant Holder to be purchased.

(c)           If less than all of the Warrant Shares which may be purchased under this Warrant are exercised at any time, the Company will issue or cause to be issued a New Warrant evidencing the right to purchase the remaining number of Warrant Shares.

(d)           The holder of this Warrant may, at its election, exercise this Warrant in whole or in part and, in lieu of making the cash payment otherwise contemplated to be made to the Company upon such exercise in payment of the aggregate Exercise Price, elect instead to receive upon such exercise the "Net Number" of shares of Class B Common Stock determined according to the following formula (a "Cashless Exercise"):

Net Number = (A x (B - C))/B

(ii)  For purposes of the foregoing formula:

A = the total number of shares with respect to which this Warrant is then being exercised.

B = the average Market Price (as defined below) over a twenty-one (21) day period ending three trading days before the effective date of the Exercise Notice.

C = the Warrant Exercise Price then in effect at the time of such exercise.

"Market Price" means, with respect to Warrant Shares, if (i) the shares are listed or admitted for listing on any national securities exchange or included in The Nasdaq Global Market or the Nasdaq Capital Market, the last reported sales price as reported on such exchange or market; (ii) if the shares are not so listed or admitted for trading, the average of the last reported closing bid and asked quotation for the shares as reported on the National Association of Securities Dealers Automated Quotation System ("Nasdaq") or a similar service if Nasdaq is not reporting such information; or (iii) if the shares are not so listed or admitted for trading or quoted by Nasdaq or a similar service, the average of the last reported bid and asked quotation for the shares as quoted by a market maker in the shares (or if there is more than one market maker, then the average of the lowest bid and highest asked quotation).  In the absence of any available public quotations for the shares, the Board of Directors of the Company will determine in good faith the fair market value of the shares, which determination will be set forth in a certificate signed by the Secretary of the Company.

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6.           Adjustment of Exercise Price and Number of Shares.  The character of the shares of stock or other securities at the time issuable upon exercise of this Warrant, the number of Warrant Shares, and the Exercise Price are subject to adjustment upon the occurrence of the following events, and all such adjustments will be cumulative:

(a)           The Exercise Price of this Warrant and the number of shares of Class B Common Stock or other securities at the time issuable upon exercise of this Warrant will be appropriately adjusted to reflect any stock dividend, stock split, combination of shares, reclassification, recapitalization or other similar event affecting the number of outstanding shares of stock or securities.

(b)           In case of any consolidation or merger of the Company with or into any other corporation, entity or person, or any other corporate reorganization, in which the Company will not be the continuing or surviving entity of such consolidation, merger or reorganization (any such transaction being hereinafter referred to as a "Reorganization"), then, in each case, the holder of this Warrant, on exercise at any time after the consummation or effective date of such Reorganization (the "Effective Date"), will receive, in lieu of the shares of stock or other securities at any time issuable upon the exercise of the Warrant issuable on such exercise prior to the Effective Date, the stock and other securities and property (including cash) to which such holder would have been entitled upon the Effective Date if such holder had exercised this Warrant immediately prior thereto (all subject to further adjustment as provided in this Warrant).

(c)           In case of any adjustment or readjustment in the price or kind of securities issuable on the exercise of this Warrant, the Company will promptly give written notice thereof to the holder of this Warrant, setting forth such adjustment or readjustment and showing in reasonable detail the facts upon which such adjustment or readjustment is based.

7.           Fractional Shares.  The Company will not be required to issue or cause to be issued fractional Warrant Shares on the exercise of this Warrant.  The number of full Warrant Shares that will be issuable upon the exercise of this Warrant will be computed on the basis of the aggregate number of Warrant Shares purchasable on exercise of this Warrant so presented.  If any fraction of a Warrant Share would, except for the provisions of this Section 7, be issuable on the exercise of this Warrant, the Company will, at its option, (i) pay an amount in cash equal to the Exercise Price multiplied by such fraction or (ii) round the number of Warrant Shares issuable up to the next whole number.

8.           Notice of Intent to Sell or Merge the Company. The Company will give Warrant Holder ten (10) days notice before the event of a sale of all or substantially all of the assets of the Company or the merger or consolidation of the Company in a transaction in which the Company is not the surviving entity.

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9.           Registration Rights.   The Warrant Shares are subject to registration under the 1933 Act pursuant to a Registration Rights Agreement entered into concurrently with this Warrant between the Company and the Warrant Holder.

10.         Notices.  All notices and other communications hereunder will be in writing and will be deemed to have been given (i) on the date they are delivered if delivered in person; (ii) on the date delivered by an overnight courier service; or (iii) on the third business day after it is mailed by registered or certified mail, return receipt requested with postage and other fees prepaid as follows:

If to the Company:

microHelix, Inc.
5300 Meadows Road, Suite 400
Lake Oswego, Oregon 97035
Attention:  President

If to the Warrant Holder:

WS Technologies LLC
5300 Meadows Road, Suite 400
Lake Oswego, Oregon 97035
Attention:  Legal Department

Either party may subsequently designate another address for notices by written notice to the other party.

11.         Miscellaneous.

(a)           This Warrant constitutes the entire agreement between the Company and Warrant Holder with respect to the subject matter hereof, and supersedes all prior agreements between the parties with respect to such subject matter.  This Warrant will be binding on and inure to the benefit of the parties hereto and their respective successors and permitted assigns.  This Warrant may be amended only in a writing signed by the Company and the Warrant Holder.

(b)           Nothing in this Warrant will be construed to give to any person or corporation other than the Company and the Warrant Holder any legal or equitable right, remedy or cause of action under this Warrant; this Warrant will be for the sole and exclusive benefit of the Company and the Warrant Holder.

(c)           This Warrant will be governed by, construed and enforced in accordance with the internal laws of the State of Oregon without giving effect to principles of conflicts of law.  The parties hereto irrevocably submit to the jurisdiction of any state or federal court sitting in Multnomah County, Oregon, in any action or proceeding brought to enforce, or otherwise arising out of or relating to, this Warrant, and hereby waive any objection to venue in any such court and any claim that such forum is an inconvenient forum.

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(d)           Each party hereby irrevocably waives any right it may have, and agrees not to request, a jury trial for the adjudication of any dispute hereunder or in connection herewith or arising out of this Warrant or any transaction contemplated hereby.  In the event suit or action is brought by any party under this Warrant to enforce any of its terms, or in any appeal therefrom, it is agreed that the prevailing party or parties will be entitled to reasonable attorneys fees to be fixed by the arbitrator, trial court, and/or appellate court.

(e)           The parties agree that a breach or violation of this Warrant will result in immediate and irreparable harm to the non-breaching party in an amount that will be impossible to ascertain at the time of the breach or violation, and that the award of monetary damages will not be adequate relief to the non-breaching party.  The non-breaching party will be entitled to seek equitable or injunctive relief, in addition to other remedies to which it may be entitled at law or equity.  In any action for equitable relief, the parties agree to waive any requirement for the posting of a bond or security.

(f)           The headings herein are for convenience only, do not constitute a part of this Warrant and will not be deemed to limit or affect any of the provisions hereof.

(g)           In case any one or more of the provisions of this Warrant will be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Warrant will not in any way be affected or impaired thereby and the parties will attempt in good faith to agree upon a valid and enforceable provision which will be a commercially reasonably substitute therefor, and upon so agreeing, will incorporate such substitute provision in this Warrant.

(h)           The Warrant Holder will not, by virtue hereof, be entitled to any voting or other rights of a shareholder of the Company, either at law or equity, and the rights of the Warrant Holder are limited to those expressed in this Warrant.

(i)           This Warrant may be executed in one or more counterparts, each of which when executed will be deemed to be an original, but all of which taken together will constitute one and the same agreement.  A facsimile transmission of this signed Warrant will be legal and binding on all parties hereto.

[Signature page follows]

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IN WITNESS WHEREOF, each party has caused this Warrant to be duly executed by its authorized representative effective as of the Original Issue Date.

COMPANY:		WARRANT HOLDER:

MICROHELIX, INC.		WS TECHNOLOGIES LLC
By microHelix, Inc., its Manager

By:	/s/Thomas A. Sidley	By:	/s/ Thomas A. Sidley
Name: Thomas A. Sidley		Name: Thomas A. Sidley
Title: President		Title: President

FORM OF ELECTION TO PURCHASE

(To be executed by the Warrant Holder to exercise the right to purchase shares of Class B Common Stock under the foregoing Warrant)

To:  MICROHELIX, INC.

In accordance with the Warrant enclosed with this Form of Election to Purchase, the undersigned hereby irrevocably elects to purchase ___________________ shares of Class B Common Stock ("Common Stock"), no par value, of microHelix, Inc. and encloses the warrant.

Method of Exercise (Please check one box):

☐ The undersigned elects to exercise the attached Warrant by means of a cash payment, and tenders herewith the Exercise Price (as defined in the Warrant, originally $__ per Warrant Share) for each Warrant Share being purchased or an aggregate of $_________ in cash or certified or official bank check or checks, which sum represents the aggregate Exercise Price together with any applicable taxes payable by the undersigned pursuant to the Warrant.

☐  The undersigned elects to exercise the attached Warrant by means of the net exercise provisions of Section 5(d) of the Warrant.

The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of:

(Please print name and address)

(Please insert Social Security or Tax Identification Number)

If the number of shares of Common Stock issuable upon this exercise will not be all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a New Warrant (as defined in the Warrant) evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

(Please print name and address)

Dated:	Name of Warrant Holder:

(Print)
(By)
(Name)
(Title)
Signature must conform in all respects to name of Warrant Holder as specified on the face of the Warrant

FORM OF ASSIGNMENT
(To be signed only on transfer of Warrant)

TO:           MICROHELIX, INC.

FOR VALUE RECEIVED, the undersigned Registered Holder
Print Name of Holder

(Please insert Social Security or Tax Identification Number of
Registered Holder)

hereby sells, assigns and transfers unto

(Please Print Name and Address including Zip Code)

(Please insert Social Security or Tax Identification Number of Assignee)

The right to purchase ________ shares of Common Stock of microHelix, Inc., evidenced by the attached Warrant, and irrevocably constitutes and appoints _____________________________________ attorney to transfer this Warrant on the books of microHelix, Inc. with the full power of substitution in the premises.

If this assignment is not an assignment of all of the shares of Common Stock which the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a new Warrant evidencing the right to purchase the shares of Common Stock not assigned hereby be issued in the name of and delivered to the Registered Holder.

Dated:

Signature:

By:
Title:
(Signature must conform in all respects to the name of the Registered Holder as specified on the face of the attached Warrant in every particular, without alteration or any change whatsoever.)

Exhibit C

Form of Contribution Agreement with Aequitas Capital Management, Inc.

Exhibit C

CONTRIBUTION AGREEMENT

This Agreement is made and entered into effective as of December 30, 2009 (the "Effective Date"), by and between WS Technologies LLC dba Windswept Technologies, an Oregon limited liability company ("Company"), and Aequitas Capital Management, Inc., an Oregon corporation ("Contributing Party").

Background

A.          Contributing Party services and collects consumer receivables generated by hospitals on a recourse basis with respect to the hospital (the "Business").

B.          Contributing Party and certain other parties have entered into an Operating Agreement (the "Operating Agreement") pursuant to which Company will own and operate the Business as a result of the contribution of the Assets (defined below) by Contributing Party and certain assets contributed by the other parties to the Operating Agreement, who collectively will own all of the ownership interests in Company.

C.          Contributing Party wishes to make the contribution of Assets in return for the receipt of ownership interests of Company and the assumption by Company of the Assumed Liabilities under this Agreement.

Agreement

In consideration of the mutual promises and covenants set forth in this Agreement, the parties agree as follows:

1.           Contribution of Business Assets.

1.1         Contribution.  Subject to the terms and conditions set forth in this Agreement, Contributing Party agrees to transfer to Company at Closing (defined below) the following assets of the Business (collectively, the "Assets"), wherever located, free and clear of all mortgages, liens, security interests, pledges, encumbrances, claims, conditions and restrictions, of any nature whatsoever, direct or indirect, whether accrued, absolute or contingent, known or unknown (collectively, "Encumbrances"):

1.1.1      The exclusive right to service and receive compensation and origination fees for all recourse consumer credit accounts now owned and generated in the future by CarePayment, LLC, all under the terms of the Servicing Agreement (the "Servicing Agreement") between Company and CarePayment LLC attached as Exhibit A and entered into simultaneously with the Closing;

1.1.2      All supplies, disclosure materials, marketing materials and collateral, used in connection with the Business, including all correspondence, procedures and process schematics, and other documents and records used or useful in the Business (collectively, the "Supplies"), together with any replacements or additions to the Supplies made before the Closing Date, but excluding Supplies disposed of in the ordinary course of Contributing Party's Business;

1.1.3      All books and records of the Business, including customer lists, customer information, customer files and sales leads, merchandising materials and access to other books and records, or copies thereof, including computerized data, relating to the continuation of the Business as conducted by Contributing Party;

1.1.4      The contracts (including contracts relating to intellectual property used in connection with the Business and employment contracts, if any, for employees engaged in the Business) and prepaid expenses of the Business and contracts identified on attached Schedule 1.1.4; provided, however, that if such contracts have not been transferred by Closing, Contributing Party shall maintain those contracts for Company's benefit;

1.1.5      All rights to all telephone lines and numbers, email addresses used in the conduct of the Business, including those listed on Schedule 1.1.5;

1.1.6      The Zero Interest Recourse (ZIR) software product that incorporates Contributing Party's proprietary CarePayment System, a specialized accounting system designed to interface with multiple systems to receive and submit data and process that data in such a way that all accounting and settlement activities are supported, and which contains several proprietary algorithms to support the allocation of account transactions and account settlement with hospitals and funding sources (the "Software");

1.1.7      All written instructions, user and technical manuals, reference guides, training materials, release notes, installation notes, descriptions, specifications, and any other materials, in paper, electronic or any other form, that describe the requirements, features, functions, support, maintenance and/or use of the Software (the "Documentation"); and

1.1.8      All of the goodwill and general intangibles related to the Business.

1.2         Assets not to be Transferred.  Contributing Party will retain, and Company will not acquire, any assets of Contributing Party not specifically identified in Section 1.1 above, including without limitation the excluded assets ("Excluded Assets") identified on Schedule 1.2.

1.3         Assumed Liabilities and Obligations.  Subject to the terms and conditions set forth in this Agreement, Company agrees to assume at Closing only those costs and liabilities associated with the Business that are to be described on Schedule 1.3 to be attached to this Agreement at or prior to Closing (collectively, the "Assumed Liabilities"), and no others.  Except for the Assumed Liabilities, Company will not assume or agree to pay, perform, or discharge, and Contributing Party will remain liable for, any cost, debt, obligation, tax, or liability, whether known or unknown, contingent or otherwise, of Contributing Party of any kind or nature whatsoever.

2.           Ownership Interests.  Concurrently with Contributing Party's contribution of the Assets to Company at Closing, and in exchange for the Assets, Company will issue to Contributing Party a 28% ownership interest in Company, which will be held by Contributing Party pursuant to the terms of and will have all of the rights set forth in the Operating Agreement.

3.           Closing.  The closing of the transactions contemplated by this Agreement (the "Closing") will take place at the offices of Tonkon Torp LLP at 1600 Pioneer Tower, 888 SW Fifth Avenue, Portland, Oregon 97204, at 10:00 a.m. Pacific Time on December 31, 2009, or at such other place or time as Company and Contributing Party mutually agree (the "Closing Date").

3.1         Company's Conditions to Closing.  The obligations of Company to consummate the Closing and otherwise effect the transactions contemplated by this Agreement are subject to the satisfaction at or prior to the Closing of each of the following conditions, any of which may be waived, in writing, exclusively by Company:

3.1.1      Representations and Warranties.  The representations and warranties of Contributing Party in this Agreement will be true and correct as of the Closing as if made as of the Closing, except (i) for changes contemplated by this Agreement, and (ii) for those representations and warranties which address matters only as of a particular date (which will be true and correct as of such particular date).

3.1.2      Agreements and Covenants.  Contributing Party will have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing.

3.1.3      Certificate.  Company will have been provided with a certificate executed by Contributing Party to the effect that, as of the Closing the conditions set forth in Sections 3.2.1 and 3.2.2 have been duly satisfied.

3.1.4      Transfer Documents; Other Agreements.  At Closing, Company will have received:

(a)           A bill of sale conveying the Assets to Company in form reasonably satisfactory to Company.

(b)           One or more assignment and assumption agreements executed and delivered by Contributing Party, in form reasonably satisfactory to Company, with respect to the Assumed Contracts.

(c)           A fully executed Servicing Agreement;

(d)           A fully executed Contribution Agreement between Company and CarePayment, LLC in the form attached as Exhibit B;

(e)           A fully executed Contribution Agreement between Company and microHelix, Inc. in the form attached as Exhibit C;

(e)           A fully executed Sublease between Company and Contributing Party in the form attached as Exhibit D;

(f)            An Administrative Services Agreement ("Administrative Services Agreement") between Company and Contributing Party in the form attached as Exhibit E executed by Contributing Party; and

(g)           A fully executed Amendment to the Promissory Note between Company and MH Financial in the form attached as Exhibit F.

3.1.5      Third-Party Consents.  Company will have received consents or other assurances satisfactory to Company from such parties to the Assumed Contracts as Company may require as a condition to Closing.

3.1.6      Suits, Actions or Proceedings.  No suit, action, arbitration or other proceeding will be pending before any court, arbitrator or Governmental Body which may result in the restraint or prohibition of the consummation of the transactions contemplated by this Agreement.

3.1.7      No Material Adverse Change.  There will not have occurred since the date of this Agreement any event, change, effect, occurrence or state of facts individually or in the aggregate which has had or could have a material adverse effect on the Business, or on the ability of Company following Closing to conduct the Business as currently contemplated, taken as a whole, or on the ability of the parties to effect the transactions under this Agreement.

3.1.8      Due Diligence Review.  Company will have been satisfied, in its sole discretion, with its due diligence review of the Business and the Assets, including Company's review of Exhibits and Schedules to be attached to this Agreement at or prior to Closing.

3.1.9      Transaction Fees.  Contributing Party will have paid 50% of all fees and expenses incurred by Company in connection with the preparation, negotiation, and execution of this Agreement and the transactions contemplated by this Agreement.

3.2         Contributing Party's Conditions to Closing.   The obligations of Contributing Party to consummate the Closing and otherwise effect the transactions contemplated by this Agreement are subject to the satisfaction at or prior to the Closing of each of the following conditions, any of which may be waived, in writing, exclusively by Contributing Party:

3.2.1      Representations and Warranties.  The representations and warranties of Company in this Agreement will be true and correct as of the Closing as if made as of the Closing, except (i) for changes contemplated by this Agreement, and (ii) for those representations and warranties which address matters only as of a particular date (which will be true and correct as of such particular date).

3.2.2      Agreements and Covenants.  Company will have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing.

3.2.3      Certificate.  Contributing Party will have been provided with a certificate executed by Company to the effect that, as of the Closing the conditions set forth in Sections 3.2.1 and 3.2.2 have been duly satisfied.

3.2.4      Other Agreements.  At Closing, Contributing Party will have received:

(a)           the Software License Agreement executed by Company;

(b)           The Sublease executed by Company; and

(c)           The Administrative Services Agreement executed by Company.

4.           Other Agreements.

4.1         Further Assurances.  At any time or from time to time after the Closing, at Company's request and without further consideration, Contributing Party will execute and deliver to Company such other instruments of transfer, conveyance, assignment, and confirmation, provide such materials and information, and take such other actions as Company may reasonably deem necessary in order more effectively to transfer, convey, and assign to Company, and to confirm Company's title to, all of the Assets, and, to the fullest extent permitted by law, to put Company in actual possession and operating control of the Assets and to assist Company in exercising all rights with respect thereto, and otherwise to cause Contributing Party to fulfill its obligations under this Agreement.

4.2         Access and Investigation.  Company, through its employees, agents and representatives, will prior to the Closing be involved in such investigation of the Assets as it deems necessary or advisable.  Contributing Party agrees to permit Company and its employees, agents and representatives to have full access, on reasonable notice during normal business hours, to the books and records and premises of the Business and other information with respect to the Business and properties of Contributing Party as Company from time to time requests.  Company will conduct its review in a manner which does not unreasonably interfere with the operations of the Business.

4.3         Operations Pending Closing.  Contributing Party agrees that from the date of this Agreement to the Closing:

4.3.1      Contributing Party will:

(a)           maintain all of the Assets in customary repair, order and condition, reasonable wear, tear and use and damage by fire or unavoidable casualty excepted;

(b)           operate the Assets and the Business in a manner designed to preserve and protect its business, goodwill and relationships with its vendors, suppliers, customers and others;

(c)           maintain insurance on the Assets in the same manner and to the same extent as such insurance has been maintained with respect to the Assets prior to the date of this Agreement; and

(d)           comply, in all material respects, with all applicable laws.

4.3.2      Contributing Party will not:

(a)           grant any new salary increase to any employee engaged in the Business unless such increase has been previously approved by Company in writing, or such salary increase occurs in the ordinary course and does not exceed 3%;

(b)           enter into or amend or alter any bonus, incentive compensation, deferred compensation, retirement, pension, savings, group insurance, death benefit or other fringe benefit plan, trust agreement or arrangement affecting its employees engaged in the Business that do not represent existing commitments; provided, however, that Contributing Party's handling of severance pay and related issues is not limited by this Section;

(c)           enter into or assume any material contract, agreement, obligation, lease, license or commitment relating to the Assets, except in the ordinary course of the Business as contemplated by this Agreement or with Company's prior written approval;

(d)           do, or omit to do, any act which will cause a material breach of any Material Agreement, Permit, commitment or obligation related to the Assets or the Business; or

(e)           amend, terminate or waive any material right of substantial value relating to the Assets or the Business.

5.           Taxes.  Contributing Party will be responsible for and will pay when due the entire amount of any sales, use, transfer, excise, documentary and other like taxes or recording, filing or notary fees imposed by any state or governmental subdivision within such state in connection with the transfer of the Assets.  Personal property taxes, if any, and all other prorations relating to the Assets, if any, will be made as of the Closing Date.

6.           Risk of Loss.  All right, title and interest and risk of loss with respect to the Assets will be deemed to have passed to Company at Closing.

7.           Representations and Warranties of Contributing Party.  Except as is otherwise disclosed on Schedule 7 to this Agreement (the "Disclosure Schedule") Contributing Party represents and warrants to Company that:

7.1         Authorization.  Contributing Party is a corporation duly organized and validly existing under the laws of the state of Oregon.  Contributing Party has all requisite organizational power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement.  Contributing Party's execution and delivery of this Agreement and consummation of the transactions contemplated by this Agreement have been duly authorized by all requisite organizational action and Contributing Party has duly executed and delivered this Agreement, which constitutes the valid and binding obligation of Contributing Party, enforceable in accordance with its terms.  Contributing Party has made available to Company true, correct and complete copies of Contributing Party's authorizing board and shareholder resolutions relating to the transactions contemplated by this Agreement.

7.2         Investment.  Contributing Party is not acquiring the ownership interest issued to it under the Operating Agreement with a view to or for sale in connection with any further distribution thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

7.3         Accredited Investor.  Contributing Party is an "accredited investor" as defined in Regulation D promulgated under the Securities Act.

7.4         Title to Assets.  Contributing Party has good and marketable title to all of the Assets, all of the Assets are free and clear of restrictions on or conditions to transfer, and Contributing Party at Closing will transfer to Company good title to all of the Assets, free and clear of any Encumbrances (other than under any Assumed Liabilities).  The Closing will convey to and vest in Company good and marketable title to the Assets, free and clear of any Encumbrances (other than under the Assumed Liabilities).

7.5         No Conflicts.  The execution and delivery by Contributing Party of this Agreement do not, and the performance by Contributing Party of its obligations under this Agreement and the consummation of the transactions contemplated hereby and thereby will not:

7.5.1      conflict with or result in a violation or breach of any of the terms, conditions, or provisions of the Articles of Incorporation or Bylaws of Contributing Party;

7.5.2      conflict with or result in a violation or breach of any term or provision of any federal, state, or local law, rule, regulation or order applicable to Contributing Party or any of the Assets, or conflict with or result in a violation or breach of any term or provision of any judgment, injunction, decree, ruling or other charge applicable to Contributing Party or any of the Assets; or

7.5.3      with respect to any contract to which Contributing Party is a party or by which any of the Assets is bound:  conflict with or result in a violation or breach of such contract, constitute (with or without notice or lapse of time or both) a default under such contract, require Contributing Party to obtain any consent, or approval, or give any notice to or make any filing with any person or entity, or result in the creation or imposition of any Encumbrance upon Contributing Party or any of the Assets under such contract.

7.6         Tax Matters.  All Taxes which Contributing Party is required by law to pay, withhold or collect relating to the Business or the Assets or Contributing Party's employees have been duly paid, withheld or collected and have been paid over to the appropriate governmental agency or authority or are properly recorded as a liability on the books of Contributing Party.  No Tax liens shall attach to any of the Assets because of a deficiency or delinquency in payment of Taxes by Contributing Party or because of a failure by Contributing Party to qualify in any jurisdiction in which it owns or leases property or conducts business.  "Tax" shall mean any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, business and occupation, premium, windfall profits, environmental (including taxes under Code section 59A), customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

7.7         Litigation.  There are no pending or threatened, claims, litigation, investigation, tax audit or proceedings of any nature against Contributing Party or to which Contributing Party is a party which could result in any Encumbrance on the Assets or in any way impair Contributing Party's ability to fully perform its obligations under this Agreement.

7.8         Employee Matters.

7.8.1      A complete list of Contributing Party's employees engaged in the Business, and the current rate of compensation for such employees has been provided to Company.  On and as of the Closing Date, Contributing Party will take all action necessary to terminate all of its employees engaged in the Business and will pay such employees all accrued employment-related financial obligations due to them through the close of business on the Closing Date. No notice is required to be provided to any employee of Contributing Party under the Worker Adjustment and Retraining Notification Act, as amended (the "WARN Act"), in connection with the execution and delivery of this Agreement or the consummation of the transactions contemplated by this Agreement.

7.8.2      From and after the Closing, Contributing Party will remain solely responsible for all claims, including without limitation workers' compensation claims and liabilities arising under the WARN Act, of any Contributing Party employee that relate to any accident, injury or other cause that occurred or arose prior to the Closing, regardless of whether such claim is filed by such employee before or after the Closing.

7.8.3      Benefit Plans and ERISA.  Contributing Party has delivered or made available to Company all of Contributing Party's employment, consulting, retainer, employee leasing or collective bargaining agreements covering or otherwise applicable with respect to any officer, employee or other person related to the Business or former employee engaged in the Business, and has made available to Company all information related to any bonus or other incentive compensation plans or arrangements, pension, deferred compensation, profit sharing or other retirement plans, stock bonus, stock purchase, stock option or similar plans, excess benefit plans, death benefit or life insurance plans, sickness or disability plans, severance, vacation, holiday, educational assistance plans, medical, dental, hospitalization or health maintenance organization plans, arrangements for the payment of compensation other than in cash, or any other plan or arrangement which constitutes an "employee benefit plan" within the meaning of Section 3(3) of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), for the benefit of the employees or former employees or their survivors, dependents or beneficiaries (all of which are referred to as the "Benefit Plans") which Contributing Party has maintained or contributed to during the past two years.  All of the employees or former employees engaged in the Business will be paid by Contributing Party as of the Closing Date for services rendered prior to the Closing Date, and all payments, contributions and benefits required to be made or provided by Contributing Party under the Benefit Plans on and after the Closing Date will be paid by Contributing Party, except that Company will assume all accumulated paid time off ("PTO") as of the Closing Date, for each employee hired by Company.  Except for the PTO assumed by Company, Contributing Party acknowledges and agrees that, on and after the Closing Date, Company will have no liability to any employee or former employee engaged in the Business, or any of their survivors, dependents or beneficiaries, under any of the Benefit Plans.  None of those employees or former employees, or their survivors, dependents or beneficiaries, are covered by any retiree health insurance plan maintained or contributed to by Contributing Party.  None of the Assets are subject to a lien under Section 4068 of ERISA or Section 412 of the Internal Revenue Code of 1986, as amended (the "Code"), or any other provision of ERISA or the Code and there is no basis for the assertion of any such lien with respect to the Assets whether prior to or subsequent to the consummation of the transactions contemplated by this Agreement.  None of the employees or former employees are covered by any Benefit Plan subject to Title IV of ERISA or Section 412 of ERISA.

7.8.4      Labor Matters.  There are no controversies pending between Contributing Party and any of the employees of Contributing Party engaged in the Business which have affected or would affect materially and adversely the Assets or financial condition or the results of operations of the Business.  During the two-year period before the date of this Agreement, Contributing Party has complied in all material respects with all applicable laws, rules and regulations relating to the employment of labor with respect to the Business.  There are no unfair labor practice charges or controversies pending or in process or, to Contributing Party's knowledge, threatened between Contributing Party and any present or former employee nor complaints received or to the knowledge of Contributing Party threatened or on file with any federal, state or local governmental agency alleging employment discrimination or other unfair labor practice.

7.8.5      Entitlements.  Contributing Party has delivered or made available to Company a complete listing of all employees engaged in the Business currently on leave under the provisions of the Family and Medical Leave Act of 1993 ("FMLA").

7.8.6      Collective Bargaining Agreements.  There are no collective bargaining agreements applicable to the employees engaged in the Business.

7.8.7      Benefit Plan Liabilities.  Contributing Party has delivered or made available to Company a complete listing of all employees engaged in the Business (or related plan participants) currently receiving insurance continuation or conversion benefits pursuant to the Consolidated Omnibus Budget Reconciliation Act ("COBRA") or state law.  Contributing Party shall continue all such insurance continuation benefits as required under applicable law, and shall additionally provide insurance continuation benefits to those employees (or related plan participants) who are terminated by Contributing Party at or prior to the Closing and who are not hired by Company, all to the extent and for the duration required by applicable federal and state law.  All Benefit Plan liabilities of every kind and nature for all periods prior to the Closing or incurred as a result of the transaction contemplated by this Agreement are the express responsibility of Contributing Party without limitation or qualification.

7.8.8      Immigration Matters.

(a)           Current Employees.  With respect to all current employees (as defined in Section 274a.1(f) of Title 8, Code of Federal Regulations) of Contributing Party that are engaged in the Business, a true and complete list of, and true and complete copies of, all Forms I-9 (Employment Eligibility Verification Forms) completed pursuant to the Immigration Reform and Control Act of 1986, as amended, and all regulations promulgated thereunder ("IRCA") and any and all copies of documentation, records or other papers retained with Forms I-9 (Employment Eligibility Verification Forms), have been previously delivered to Company.  Contributing Party has complied with IRCA with respect to the completion of Forms I-9 for all current employees and the reverification of the employment status of any and all current employees whose employment authorization documents indicated a limited period of employment authorization.

(b)           Former Employees.  With respect to all former employees who left the employment of the Business within two years prior to Closing, Contributing Party has complied with IRCA with respect to the maintenance of Forms I-9 for at least three years after the date of hire or for one year beyond the date of termination, whichever is later.  A true and complete list of all terminated employees engaged in the Business and hired by Contributing Party less than two years prior to Closing or terminated less than one year prior to Closing, true and complete copies of all Forms I-9 maintained for former employees pursuant to IRCA, and any and all copies of documentation, records or other papers retained with Forms I-9, have been previously delivered to Company.

(c)           Visa Status.  Contributing Party has not hired any individuals working under INS authorization in E, F, H, J, L, M, N, O, P or TN Visa Status.

(d)           Authorization to Work in U.S.  Contributing Party has not knowingly (as defined in Section 274a.1(l) of Title 8, Code of Federal Regulations) hired or continued to employ an unauthorized alien in the United States.  Within the 24 months preceding the execution of this Agreement, Contributing Party has not received any written notice of any inspection or investigation relating to its alleged noncompliance with or violation of IRCA, nor has it been warned, fined or otherwise penalized by reason of any failure to comply with IRCA.

(e)           Effect of Transaction.  The consummation of the transactions contemplated by this Agreement does not (i) give rise to any liability for failure to complete and update Forms I-9, or (ii) give rise to any liability for the employment of individuals not authorized to work in the United States or cause any current employee to become unauthorized to work in the United States.

7.9         Condition and Sufficiency of Tangible Purchased Assets.  The tangible Assets (a) are fit and usable in all material respects for the purposes for which they are presently being used; (b) are in good operating condition and repair, ordinary wear and tear excepted; (c) will not require major overhaul or repair in the immediate future, (d) conform with all applicable laws, rules and regulations; (e) except for the Excluded Assets, constitute all of the assets and properties used by Contributing Party in connection with the operation of the Business; and (f) except for the Excluded Assets, are sufficient in both quantity and quality to conduct the operations of the Business as previously conducted.

7.10       Governmental Consents.  No consent, approval, order or authorization of, or registration, qualification, designation, declaration or filing with, any governmental or quasi-governmental agency, authority, commission, board or other body (collectively, a "Governmental Body") is required on the part of Contributing Party in connection with the transactions contemplated by this Agreement.

7.11       Financial Information.  Prior to the date of this Agreement, Contributing Party has delivered to Company all financial information related to the Business as conducted by Contributing Party for the two years preceding the Effective Date (the "Financial Information").  The Financial information presents fairly the financial condition of Contributing Party at the dates specified and the results of its operations for the periods specified.  The Financial Information does not contain any items of a special or nonrecurring nature, except as expressly stated therein.  The Financial Information accurately and fairly reflects in all material respects all material transactions of, acquisitions and dispositions of assets by, and incurrence of liabilities by Contributing Party.

7.12       Absence of Undisclosed Liabilities.  At Closing, the Business as conducted by Contributing Party will have no liabilities except for (a) liabilities disclosed in this Agreement and its Exhibits and Schedules; (b) trade payables and accrued expenses arising in the ordinary course of business consistent with past practices; and (c) obligations to be performed in the ordinary course of business consistent with past practice under Material Agreements.

7.13       Absence of Material Changes. Except for the transactions contemplated by this Agreement, since January 1, 2009, there has not been:

7.13.1    any material adverse change in the Business;

7.13.2    any damage, destruction or loss to any tangible Asset not adequately covered by insurance, which uninsured damage, destruction or loss materially and adversely affects the Business or Assets, nor has there been any damage, destruction or loss to any tangible Asset (other than operating losses determined without regard to insurance coverage), aggregating more than $5,000;

7.13.3    any union organizational activities, strikes, work stoppages, or other material labor trouble;

7.13.4    any new Encumbrance (other than those arising by operation of law) created on any of the Assets, or assumed by Contributing Party with respect to any of the Assets;

7.13.5    any sale, transfer, removal from the Business premises or other disposition of any material tangible asset of Contributing Party (excluding any Excluded Asset) except for (i) sales of inventories and (ii) assets consumed or disposed of in the ordinary course of business;

7.13.6    any action taken by Contributing Party to amend, terminate or waive any material right relating to the Business other than in the ordinary course of business;

7.13.7    any transfer or grant of any material rights under any leases, licenses, agreements, trademarks or trade names used in Contributing Party's business;

7.13.8    any transaction, contract or commitment made or entered into other than in the ordinary course of business;

7.13.9    any material change with respect to the operations of the Business, including the method of accounting, or any loss of or material change with respect to any supplier or distributor relationships;

7.13.10  any change in accounting methods or principles used by Contributing Party with respect to the Business;

7.13.11  any other event or condition of any character subject to Contributing Party's control or caused by Contributing Party and materially and adversely affecting the results of the Business; or

7.13.12  any agreement of Contributing Party to take any of the actions described in the preceding clauses, except as contemplated by this Agreement.

7.14       Compliance With Laws.  Contributing Party's use, operation and maintenance of the Assets during the past five years has been in material compliance with, and has not violated or contravened in any material respect, all applicable statutes, laws, ordinances, decrees, orders, rules or regulations of any Governmental Body, including without limitation, federal, state and local laws relating to employment and labor matters.

7.15       Permits.  Contributing Party owns or possesses from each appropriate Governmental Body all right, title and interest in and to all permits, licenses, authorizations, approvals, quality certifications, franchises or rights (collectively, "Permits") issued by any Governmental Body required in connection with the conduct of the Business.  No loss or expiration of any such Permit is pending, threatened or reasonably foreseeable, other than expiration in accordance with the terms thereof.

7.16       Material Agreements.

7.16.1    Contributing Party has delivered or made available to Company each agreement and arrangement relating to the Business, whether written or oral, (x) to which Contributing Party is a party or by which Contributing Party or any of the Assets is bound and (y) that is material to the Business or the Assets (collectively, the "Material Agreements"), including without limitation (i) any product development, supply or other agreements or arrangements pursuant to which third parties are or will be entitled or obligated to purchase or use any of the Assets; (ii) any leases or licenses with a term of 30 days or more; (iii) any capital or operating leases or conditional sales agreements relating to vehicles or equipment; (iv) any employment, consulting, noncompetition, separation, collective bargaining, union or labor agreements or arrangements; (v) any agreement evidencing, securing or otherwise relating to any indebtedness in excess of $1,000 for which Contributing Party has any liability, (vi) any agreement with or for the benefit of any director, officer or employee of Contributing Party, or any affiliate or family member thereof; and (vii) any other agreement or arrangement pursuant to which Contributing Party could be required to make or be entitled to receive aggregate payments in excess of $1,000 and which is not cancelable without penalty upon 30 days' notice.

7.16.2    Contributing Party has performed all of its obligations in all material respects under each Material Agreement, and there exists no breach or default (or event that with notice or lapse of time would constitute a breach or default) of any material provision under any Material Agreement.

7.16.3    Each Material Agreement is valid, binding and in full force and effect and enforceable in accordance with its respective terms, subject to the effects of bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and to general principles of equity.  There has been no termination or threatened termination or notice of default, under any Material Agreement.  Contributing Party has delivered to Company a copy of each written Material Agreement.

7.16.4    No consent of any person or Governmental Body is required in connection with the assignment to and assumption by Company of any Material Agreement in connection with the transactions contemplated by this Agreement.

7.17       Intellectual Property Rights.  Contributing Party has delivered or made available to Company a complete list of all patents, trademarks, service marks, trade names, domain names and copyrights, and applications for and licenses (to or from Contributing Party) with respect to any of the foregoing that is (a) owned by Contributing Party and used by or useful to the Business, or (b) used by Contributing Party with respect to the Business.  Contributing Party owns or has the unrestricted right to use all Intellectual Property and all other computer software and software licenses, intellectual property, proprietary information, trade secrets, material and manufacturing specifications, drawings and designs included in the Assets or necessary in connection with the operation of the Business without infringing on or otherwise acting adversely to the rights or claimed rights of any person.  Contributing Party is not obligated to pay any royalty or other consideration to any person in connection with the use of any such Intellectual Property.  No person is infringing on the rights of Contributing Party in any of its Intellectual Property.

7.18       Software.

7.18.1    The Software will perform in accordance with the Documentation; however, Contributing Party does not warrant that the operation of the Software will be uninterrupted or error-free;

7.18.2    The Documentation contains an accurate and complete list of all third party software and the minimum hardware requirements necessary to operate the Software;

7.18.3    The Software is compatible with and runs on the combination of the servers or other computer hardware (regardless of location, type of number of processors), operating system and other technical architecture elements with which the Software is designed to operate, specified in, and in any operating environment described in, the Documentation;

7.18.4    The media on which the Software is delivered will be free from defects;

7.18.5    the Software delivered by Licensor does not contain any computer code that is designed to:

(a)           Disrupt, disable, erase, alter, harm, or otherwise impair in any manner the operation of the Software or any other software, firmware, files, data, hardware, computer software or networks (sometimes referred to as "viruses" or "worms"); or

(b)           Disrupt, disable, erase, alter, harm, or otherwise impair in any manner the operation of the Software based on the elapse of a period of time, exceeding an authorized number of copies, users or Servers or the advancement to a particular date or other numeral (sometimes referred to as "time bombs," "time locks," or "drop dead" devices); or

(c)           Permit Contributing Party to access the Software to disable or impair in any way its operations (sometimes referred to as "traps," "access codes" or "trap door" devices) or any other similar harmful, malicious or hidden procedures, routines or mechanisms that would cause the Software to cease functioning or to damage or corrupt data, storage media, programs, equipment or communications, or otherwise interfere with the users' operations, including Trojan horses; or

(d)           Perform any other functions other than those specified in the Documentation.

7.19       Principal Customers and Suppliers.  Contributing Party has delivered or made available to Company a list of the ten largest hospital customers of the Business by dollar volume (with the amount of revenues attributable to each such hospital customer) for the 11 months ended November 30, 2009 and for the year 2008.  CarePayment, LLC is the sole supplier of hospital recourse consumer credit accounts of the Business.

7.20       Trade Payables.  The trade payables constituting Assumed Liabilities represent bona fide and undisputed obligations of Contributing Party relating only to the Business and were incurred by Contributing Party in the ordinary course of business.

7.21       Brokers.  All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by Company directly with Contributing Party without the intervention of any person or entity on behalf of Company in such manner as to give rise to any valid claim by any person or entity against Contributing Party for a finder's fee, brokerage commission, or similar payment.

7.22       Disclosures.  No representation or warranty or other statement made by Contributing Party in this Agreement, the Disclosure Schedule and any other documents or certificates delivered in connection with this Agreement contains any untrue statement or omits to state a material fact necessary to make any of them, in light of the circumstances in which it was made, not misleading.

8.           Representations and Warranties of Company.  Company represents and warrants to Contributing Party as follows:

8.1         Authorization.  Company is a limited liability company duly organized and validly existing under the laws of the State of Oregon.  Company has all requisite limited liability company power and authority to enter into this Agreement and to consummate the transactions contemplated in this Agreement.  Company's execution and delivery of this Agreement and consummation of the transactions contemplated by this Agreement have been duly authorized by all requisite organizational action.  This Agreement has been duly executed and delivered by Company and constitutes the valid and binding obligation of Company enforceable in accordance with its terms.

8.2         No Conflicts.  The execution and delivery by Company of this Agreement do not, and the performance by Company of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby will not:

8.2.1      conflict with or result in a violation or breach of any of the terms, conditions, or provisions of the Amended and Restated Articles of Incorporation, as amended, or Bylaws of Company; or

8.2.2      conflict with or result in a violation or breach of any term or provision of any federal, state, or local law, rule, regulation, order, or judgment applicable to Company.

8.3         Litigation.  There are no pending claims, litigation, investigation, tax audit or proceedings of any nature against Company or to which Company is a party which could in any way impair Company's ability to fully perform its obligations under this Agreement.

8.4         Brokers.  All negotiations relative to this Agreement and the transactions contemplated hereby have been carried out by Company directly with Contributing Party without the intervention of any person or entity on behalf of Company in such manner as to give rise to any valid claim by any person or entity against Contributing Party for a finder's fee, brokerage commission, or similar payment.

9.           Indemnification.

9.1         Contributing Party Indemnification.  Contributing Party will defend, indemnify and hold Company and its directors, shareholders, employees, agents, successors and assigns harmless from and against any and all claims, losses or liabilities (including reasonable attorney fees, court costs and expenses of investigation as determined by a court of competent jurisdiction) incurred by any such indemnified party:  (i) as a result of any breach of any of Contributing Party's representations, warranties or covenants contained in this Agreement or (ii) with respect to any liability of Contributing Party arising out of Contributing Party's operation of the Business or use of the Assets prior to the Closing Date.

9.2         Company Indemnification.  Company will defend, indemnify and hold Contributing Party and its respective directors, shareholders, employees, agents, successors and assigns harmless from and against any and all claims, losses or liabilities (including reasonable attorney fees, court costs and expenses of investigation as determined by a court of competent jurisdiction) incurred by any indemnified party:  (i) as a result of any breach of any of Company's representations, warranties or covenants contained in this Agreement, (ii) with respect to any of the Assumed Liabilities or (iii) with respect to Company's use of the Assets following the Closing Date.

9.3         Notice and Defense of Claims.  If either party to this Agreement ("Indemnitee") receives notice or otherwise obtains knowledge of any matter with respect to which the other party to this Agreement ("Indemnitor") may become obligated to hold harmless or indemnify Indemnitee under this Section 9, then Indemnitee will promptly deliver to Indemnitor a written notice describing such matter, provided that the failure to promptly deliver such notice will not affect the indemnification obligation except to the extent the Indemnitor is prejudiced or injured thereby.  If such matter involves a third party, Indemnitor will have the right, at its option, to assume the defense of such matter at its own expense and with its own counsel, provided that such counsel does not have an actual or potential conflict of interest.  If Indemnitor elects to and does assume the defense of such matter, (a) Indemnitee will fully cooperate as reasonably requested by Indemnitor in the defense or settlement of such matter, (b) Indemnitor will keep Indemnitee reasonably informed of developments and events relating to such matter, and (c) Indemnitee will have the right to participate without interfering with Indemnitor or its counsel, at its own expense, in the defense of such matter.  So long as Indemnitor is in good faith defending Indemnitee in such matter, Indemnitee will not settle or compromise or attempt to contact any other parties to the dispute in such matter.  Unless and until the Indemnitor assumes the defense with respect to such matter, Indemnitee will have the right (but not the obligation) to defend itself, or to enter into any reasonable settlement of such matter, without prejudice to any right of recovery against Indemnitor.

9.4         Payments to Indemnified Parties.  An Indemnitor with an indemnification obligation under this Section 9 will promptly reimburse each Indemnitee for all amounts owed under this Section 9 from time to time at the Indemnitee's request.

9.5         Survival of Representations.  The representations and warranties set forth in this Agreement will survive from and after the Closing Date through the applicable statute of limitations (and thereafter, to the extent a claim or action is made prior to such period, until such claim or action is finally resolved).  No claim for indemnification pursuant to this Section will be made by any party based upon a breach or alleged breach of any representation or warranty unless written notice of such claim or action is received by the party against whom indemnification is sought prior to expiration of the survival period.

9.6         Offset Rights.  Company will be entitled to offset, dollar for dollar, claims for indemnity against Contributing Party under this Section 9 against all sums owed to Contributing Party by Company under the Administrative Services Agreement.

10.         Termination.

10.1       Termination Events.  Except as provided in Section 10.2, this Agreement may be terminated at any time prior to the Closing:

10.1.1    by mutual written consent of Contributing Party and of Company;

10.1.2    by Contributing Party or Company if the Closing has not occurred by January 31, 2010;

10.1.3    by Contributing Party or Company if:  (a) there is a final nonappealable order of a Governmental Body in effect permanently restraining, enjoining or otherwise prohibiting consummation of the transactions contemplated by this Agreement; or (b) there is any statute, rule, regulation or order enacted, promulgated or issued or deemed applicable to the Agreement after the date of this Agreement by any Governmental Body that would make consummation of the transactions contemplated by this Agreement illegal;

10.1.4    by Company if it is not in material breach of any of its representations, warranties, covenants or agreements contained in this Agreement and there has been a breach of any representation, warranty, covenant or agreement contained in this Agreement on the part of Contributing Party, or if any representation or warranty of Contributing Party has become untrue, or in any case if any of the conditions set forth in Section 3.1 or Section 3.2 would not be satisfied; provided, that, if such inaccuracy in such representations and warranties or breach by Contributing Party is curable through the exercise of commercially reasonable efforts, then Company may terminate this Agreement under this Section 10.1.4 only if the breach is not cured within 30 days after the date of written notice from Company of such breach (but no cure period will be required for a breach which by its nature cannot be cured); or

10.1.5    by Contributing Party if it is not in material breach of any of its representations, warranties, covenants or agreements contained in this Agreement and there has been a material breach of any representation, warranty, covenant or agreement contained in this Agreement on the part of Company such that the conditions set forth in Section 3.2.1 or Section 3.2.2 would not be satisfied; provided, that, if such inaccuracy in Company's representations and warranties or breach by Company is curable by Company through the exercise of its commercially reasonable efforts, then Contributing Party may terminate this Agreement under this Section 10.1.5 only if the breach is not cured within 30 days after the date of written notice from Contributing Party of such breach (but no cure period will be required for a breach which by its nature cannot be cured).

10.2       Notice of Termination; Effect of Termination.  Except as set forth in Section 10.1.1 any termination of this Agreement under Section 10.1 will be effective immediately upon the delivery of a valid written notice of the terminating party to the other party.  Where action is taken to terminate this Agreement pursuant to Section 10.1, the terminating party must promptly deliver to the other party a notice setting forth the reason for the termination and the specific Section and subsection (as applicable) of this Agreement upon which the right of termination is based.  In the event of termination of this Agreement as provided in Section 10.1, this Agreement will become void and there will be no liability on the part of any party to this Agreement, or their respective officers, directors, managers, members or shareholders; provided that each party will remain liable for any breaches of this Agreement prior to its termination.

11.         Miscellaneous Provisions.

11.1       Successors and Assigns.  This Agreement will be binding upon and will inure to the benefit of the parties and their respective successors and permitted assigns.  The foregoing notwithstanding, neither party will be permitted to assign its rights or delegate its obligations under this Agreement to another party without the prior written consent of the other party to this Agreement.

11.2       Notices.  Each notice, consent, request, or other communication required or permitted under this Agreement will be in writing, will be delivered personally or sent by certified mail (postage prepaid, return receipt requested) or by a recognized US overnight courier, and will be addressed as follows:

If to Company:	WS Technologies LLC
Attn: President
5300 SW Meadows Road, Suite 400
Lake Oswego, OR 97035

If to Contributing Party:	Aequitas Capital Management, Inc.
Attn: Legal Department
5300 SW Meadows Road, Suite 400
Lake Oswego, OR 97035

Each notice, consent, request, or other communication will be deemed to have been received by the party to whom it was addressed (a) when delivered if delivered personally; (b) on the second business day after the date of mailing if mailed; or (c) on the date officially recorded as delivered according to the record of delivery if delivered by overnight courier.  Each party may change its address for purposes of this Agreement by giving written notice to the other party in the manner set forth above.

11.3       Alterations and Waivers.  The waiver, amendment or modification of any provision of this Agreement or any right, power or remedy under this Agreement, whether by agreement of the parties or by custom, course of dealing or trade practice, will not be effective unless in writing and signed by the party against whom enforcement of such waiver, amendment or modification is sought.  No failure or delay by either party in exercising any right, power or remedy with respect to any of the provisions of this Agreement will operate as a waiver of such provisions with respect to such occurrences.

11.4       Governing Law.  This Agreement will be construed, governed and enforced in accordance with the laws of the State of Oregon, without regard to its choice of law provisions.

11.5       Exhibits and Schedules.  The exhibits and schedules attached to this Agreement are incorporated into and are a part of this Agreement.

11.6       Integration and Entire Agreement.  This Agreement and the exhibits and schedules and other documents referred to in this Agreement set forth the entire understanding between the parties and supersede all previous and contemporaneous written or oral negotiations, commitments, understandings, and agreements relating to the subject matter of this Agreement and merge all prior and contemporaneous discussions between the parties.

11.7       Counterparts and Delivery.  This Agreement may be executed in counterparts.  Each counterpart will be considered an original, and all of them, taken together, will constitute a single Agreement.  This Agreement may be delivered by facsimile or electronically, and any such delivery will have the same effect as physical delivery of a signed original.  At the request of any party, the other party will confirm facsimile or electronic transmission signatures by signing an original document.

11.8       Definitions.  Whenever used in this Agreement, (a) the term "including" will be deemed to mean "including without limitation", (b) the term "person" will be deemed to mean any natural person, corporation, limited liability company, partnership or other entity, and (c) the terms "will" and "shall" have the same meaning.

11.9       Attorney Fees.  In the event suit or action is instituted to interpret or enforce this Agreement, the prevailing party will be entitled to recover its attorney's fees, including those incurred on appeal, as determined by the court or arbitrator.

11.10     Specific Performance.  The parties acknowledge they would be irreparably damaged if any of the provisions of this Agreement are not performed in accordance with their specific terms and that monetary damages would provide an inadequate remedy.  Accordingly, in addition to any other remedy at law or in equity, the nonbreaching party will be entitled to injunctive relief to prevent breaches of this Agreement and specifically to enforce this Agreement without the need for posting any bond or other security.

11.11     Rules of Construction.  The parties have been represented by separate counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the parties drafting such agreement or document.

[Signature Page Follows]

IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

COMPANY:	WS Technologies LLC
By microHelix, Inc., its Manager

By
Name
Its

CONTRIBUTING PARTY:	AEQUITAS CAPITAL MANAGEMENT, INC.

By
Robert J. Jesenik
President

Signature Page to WS Technologies, LLC Contribution Agreement (ACM)

Exhibit D

Form of Contribution Agreement with CarePayment, LLC

Exhibit D

CONTRIBUTION AGREEMENT

This Agreement is made and entered into effective as of December 30, 2009 (the "Effective Date"), by and between WS Technologies LLC dba Windswept Technologies, an Oregon limited liability company ("Company"), and CarePayment, LLC, an Oregon limited liability company ("Contributing Party").

Background

A.  Contributing Party owns the marks CarePayment® and CarePayment.com, including all stylized versions and logos associated with such trademarks (the "Marks"), and the Internet domain name "CarePayment.com", including all lower-level internet domain names for which "CarePayment.com" is a root or parent, whether in the form of an address for use in electronic mail transfer, a Uniform Resource Locator or other form suitable for specifying the location of an electronic data file over a distributed computer network (the "Domain Name").

B.  Contributing Party and certain other parties have entered into an Operating Agreement (the "Operating Agreement") pursuant to which Company will service and collect consumer receivables generated by hospitals on a recourse basis with respect to the hospital as a result of the contribution of the Assets (defined below) by Contributing Party and certain assets contributed by the other parties to the Operating Agreement, who collectively will own all of the ownership interests in Company.

C.  Contributing Party wishes to make the contribution of Assets in return for the receipt of ownership interests of Company.

Agreement

In consideration of the mutual promises and covenants set forth in this Agreement, the parties agree as follows:

1.           Contribution of Assets.

1.1          Contribution.  Subject to the terms and conditions set forth in this Agreement, Contributing Party agrees to transfer the Marks, the Domain Name and all goodwill related to the Marks and the Domain Name to Company at Closing (defined below) (collectively, the "Assets"), free and clear of all mortgages, liens, security interests, pledges, encumbrances, claims, conditions and restrictions, of any nature whatsoever, direct or indirect, whether accrued, absolute or contingent, known or unknown (collectively, "Encumbrances").

1.2           Assets not to be Transferred.  Contributing Party will retain, and Company will not acquire, any assets of Contributing Party not specifically identified in Section 1.1 above.

1.3           No Assumed Liabilities.  Other than the Assumed Contracts, Company will not assume or agree to pay, perform, or discharge, and Contributing Party will remain liable for, any cost, debt, obligation, tax, or liability, whether known or unknown, contingent or otherwise, of Contributing Party of any kind or nature whatsoever.

2.           Ownership Interests.  Concurrently with Contributing Party's contribution of the Assets to Company at Closing, and in exchange for the Assets, Company will issue to Contributing Party a 22% ownership interest in Company, which will be held by Contributing Party pursuant to the terms of and will have all of the rights set forth in the Operating Agreement.

3.           Closing.  The closing of the transactions contemplated by this Agreement (the "Closing") will take place at the offices of Tonkon Torp LLP at 1600 Pioneer Tower, 888 SW Fifth Avenue, Portland, Oregon 97204, at 10:00 a.m. Pacific Time on December 31, 2009, or at such other place or time as Company and Contributing Party mutually agree (the "Closing Date").

3.1         Company's Conditions to Closing.  The obligations of Company to consummate the Closing and otherwise effect the transactions contemplated by this Agreement are subject to the satisfaction at or prior to the Closing of each of the following conditions, any of which may be waived, in writing, exclusively by Company:

3.1.1      Representations and Warranties.  The representations and warranties of Contributing Party in this Agreement will be true and correct as of the Closing as if made as of the Closing, except (i) for changes contemplated by this Agreement, and (ii) for those representations and warranties which address matters only as of a particular date (which will be true and correct as of such particular date).

3.1.2      Agreements and Covenants.  Contributing Party will have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing.

3.1.3      Certificate.  Company will have been provided with a certificate executed by Contributing Party to the effect that, as of the Closing the conditions set forth in Sections 3.2.1 and 3.2.2 have been duly satisfied.

3.1.4      Transfer Documents; Other Agreements.  At Closing, Company will have received:

(a)           A Trademark Assignment in the form of attached Exhibit A;

(b)           A Domain Name Assignment in the form of attached Exhibit B;

(b)           A Servicing Agreement in the form of attached Exhibit C executed by Contributing Party;

(c)           A fully executed Contribution Agreement between Company and Aequitas Capital Management, Inc. in the form attached as Exhibit D;

(d)           A fully executed Contribution Agreement between Company and microHelix, Inc. in the form attached as Exhibit E; and

(e)           A fully executed Operating Agreement.

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3.1.5      Suits, Actions or Proceedings.  No suit, action, arbitration or other proceeding will be pending before any court, arbitrator or Governmental Body which may result in the restraint or prohibition of the consummation of the transactions contemplated by this Agreement.

3.1.6      No Material Adverse Change.  There will not have occurred since the date of this Agreement any event, change, effect, occurrence or state of facts individually or in the aggregate which has had or could have a material adverse effect on the ability of the parties to effect the transactions under this Agreement.

3.1.7      Due Diligence Review.  Company will have been satisfied, in its sole discretion, with its due diligence review of the Assets, including Company's review of Exhibits and Schedules to be attached to this Agreement at or prior to Closing.

3.2         Contributing Party's Conditions to Closing.  The obligations of Contributing Party to consummate the Closing and otherwise effect the transactions contemplated by this Agreement are subject to the satisfaction at or prior to the Closing of each of the following conditions, any of which may be waived, in writing, exclusively by Contributing Party:

3.2.1      Representations and Warranties.  The representations and warranties of Company in this Agreement will be true and correct as of the Closing as if made as of the Closing, except (i) for changes contemplated by this Agreement, and (ii) for those representations and warranties which address matters only as of a particular date (which will be true and correct as of such particular date).

3.2.2      Agreements and Covenants.  Company will have performed or complied in all material respects with all agreements and covenants required by this Agreement to be performed or complied with by it on or prior to the Closing.

3.2.3      Certificate.  Contributing Party will have been provided with a certificate executed by Company to the effect that, as of the Closing the conditions set forth in Sections 3.2.1 and 3.2.2 have been duly satisfied.

3.2.4      Operating Agreement.  At Closing, Contributing Party will have received a fully executed Operating Agreement.

4.           Other Agreements.

4.1         Further Assurances.  At any time or from time to time after the Closing, at Company's request and without further consideration, Contributing Party will execute and deliver to Company such other instruments of transfer, conveyance, assignment, and confirmation, provide such materials and information, and take such other actions as Company may reasonably deem necessary in order more effectively to transfer, convey, and assign to Company, and to confirm Company's title to, all of the Assets, and, to the fullest extent permitted by law, to put Company in actual possession and operating control of the Assets and to assist Company in exercising all rights with respect thereto, and otherwise to cause Contributing Party to fulfill its obligations under this Agreement.

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4.2         Operations Pending Closing.  Contributing Party agrees that from the date of this Agreement to the Closing:

4.2.1      Contributing Party will operate the Assets in a manner designed to preserve and protect its business, goodwill and relationships with its vendors, suppliers, customers and others; and comply, in all material respects, with all applicable laws.

4.2.2      Contributing Party will not do, or omit to do, any act which will cause a material breach of any commitment or obligation related to the Assets or amend, terminate or waive any material right of substantial value relating to the Assets.

5.           Taxes.  Contributing Party will be responsible for and will pay when due the entire amount of any sales, use, transfer, excise, documentary and other like taxes or recording, filing or notary fees imposed by any state or governmental subdivision within such state in connection with the transfer of the Assets.  Personal property taxes, if any, and all other prorations relating to the Assets, if any, will be made as of the Closing Date.

6.           Risk of Loss.  All right, title and interest and risk of loss with respect to the Assets will be deemed to have passed to Company at Closing.

7.           Representations and Warranties of Contributing Party.  Except as is otherwise disclosed on Schedule 7 to this Agreement (the "Disclosure Schedule") Contributing Party represents and warrants to Company that:

7.1         Authorization.  Contributing Party is a limited liability company duly organized and validly existing under the laws of the state of Oregon.  Contributing Party has all requisite organizational power and authority to enter into this Agreement and to consummate the transactions contemplated by this Agreement.  Contributing Party's execution and delivery of this Agreement and consummation of the transactions contemplated by this Agreement have been duly authorized by all requisite organizational action and Contributing Party has duly executed and delivered this Agreement, which constitutes the valid and binding obligation of Contributing Party, enforceable in accordance with its terms.  Contributing Party has made available to Company true, correct and complete copies of Contributing Party's authorizing board and shareholder resolutions relating to the transactions contemplated by this Agreement.

7.2         Investment.  Contributing Party is not acquiring the ownership interest issued to it under the Operating Agreement with a view to or for sale in connection with any further distribution thereof within the meaning of the Securities Act of 1933, as amended (the "Securities Act").

7.3         Accredited Investor.  Contributing Party is an "accredited investor" as defined in Regulation D promulgated under the Securities Act.

7.4         Title to Assets.  Contributing Party has good and marketable title to all of the Assets, all of the Assets are free and clear of restrictions on or conditions to transfer, and Contributing Party at Closing will transfer to Company good title to all of the Assets, free and clear of any Encumbrances (other than under any Assumed Liabilities).  The Closing will convey to and vest in Company good and marketable title to the Assets, free and clear of any Encumbrances (other than under the Assumed Liabilities).  Immediately after the Closing Company will have the right to use and exploit the Assets on substantially similar terms and conditions as Contributing Party enjoyed immediately prior to the Closing.

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7.5         Intellectual Property.

7.5.1      Marks.  The Marks (i) have not been abandoned and are not currently the subject of any active opposition, invalidation or cancellation proceeding; and (ii) are not the subject of any threatened opposition, invalidation or cancellation proceeding, and there is no basis for any such opposition, invalidation or cancellation proceeding in connection with the Marks.  The Marks are currently in compliance with formal legal requirements (including the timely post-registration filing of affidavits of use and incontestability and renewal applications).  Other than for filing fees, renewal fees or similar fees or charges arising in the ordinary course of business, none of the Trademarks is subject to any maintenance fees or actions required by the applicable trademark offices governing the Trademarks.

7.5.2      Domain Name.  The Domain Name (i) is not currently the subject of any active invalidation or cancellation proceeding; and (ii) is not the subject of any threatened invalidation or cancellation proceeding, and there is no basis for any such invalidation or cancellation proceeding in connection with the Domain name.  The Domain Name is not subject to any maintenance fees or actions required by the applicable registrars governing the Domain name.

7.6         No Conflicts.  The execution and delivery by Contributing Party of this Agreement do not, and the performance by Contributing Party of its obligations under this Agreement and the consummation of the transactions contemplated hereby and thereby will not:

7.6.1      conflict with or result in a violation or breach of any of the terms, conditions, or provisions of the Articles of Organization or Operating Agreement of Contributing Party;

7.6.2      conflict with or result in a violation or breach of any term or provision of any federal, state, or local law, rule, regulation or order applicable to Contributing Party or any of the Assets, or conflict with or result in a violation or breach of any term or provision of any judgment, injunction, decree, ruling or other charge applicable to Contributing Party or any of the Assets; or

7.6.3      with respect to any contract to which Contributing Party is a party or by which any of the Assets is bound:  conflict with or result in a violation or breach of such contract, constitute (with or without notice or lapse of time or both) a default under such contract, require Contributing Party to obtain any consent, or approval, or give any notice to or make any filing with any person or entity, or result in the creation or imposition of any Encumbrance upon any of the Assets under such contract.

7.7         Litigation.  There are no pending or threatened, claims, litigation, investigation, tax audit or proceedings of any nature against Contributing Party or to which Contributing Party is a party which could result in any Encumbrance on the Assets or in any way impair Contributing Party's ability to fully perform its obligations under this Agreement.

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7.8         Disclosures.  No representation or warranty or other statement made by Contributing Party in this Agreement, the Disclosure Schedule and any other documents or certificates delivered in connection with this Agreement contains any untrue statement or omits to state a material fact necessary to make any of them, in light of the circumstances in which it was made, not misleading.

8.           Representations and Warranties of Company.  Company represents and warrants to Contributing Party as follows:

8.1         Authorization.  Company is a limited liability company duly organized and validly existing under the laws of the State of Oregon.  Company has all requisite limited liability company power and authority to enter into this Agreement and to consummate the transactions contemplated in this Agreement.  Company's execution and delivery of this Agreement and consummation of the transactions contemplated by this Agreement have been duly authorized by all requisite organizational action.  This Agreement has been duly executed and delivered by Company and constitutes the valid and binding obligation of Company enforceable in accordance with its terms.

8.2         No Conflicts.  The execution and delivery by Company of this Agreement do not, and the performance by Company of its obligations hereunder and thereunder and the consummation of the transactions contemplated hereby and thereby will not:

8.2.1      conflict with or result in a violation or breach of any of the terms, conditions, or provisions of the Articles of Organization; or

8.2.2      conflict with or result in a violation or breach of any term or provision of any federal, state, or local law, rule, regulation, order, or judgment applicable to Company.

8.3         Litigation.  There are no pending claims, litigation, investigation, tax audit or proceedings of any nature against Company or to which Company is a party which could in any way impair Company's ability to fully perform its obligations under this Agreement.

9.           Indemnification.

9.1         Contributing Party Indemnification.  Contributing Party will defend, indemnify and hold Company and its directors, shareholders, employees, agents, successors and assigns harmless from and against any and all claims, losses or liabilities (including reasonable attorney fees, court costs and expenses of investigation as determined by a court of competent jurisdiction) incurred by any such indemnified party:  (i) as a result of any breach of any of Contributing Party's representations, warranties or covenants contained in this Agreement or (ii) with respect to any liability of Contributing Party arising out of Contributing Party's use of the Assets prior to the Closing Date.

9.2         Company Indemnification.  Company will defend, indemnify and hold Contributing Party and its respective directors, shareholders, employees, agents, successors and assigns harmless from and against any and all claims, losses or liabilities (including reasonable attorney fees, court costs and expenses of investigation as determined by a court of competent jurisdiction) incurred by any indemnified party:  (i) as a result of any breach of any of Company's representations, warranties or covenants contained in this Agreement, or (ii) with respect to Company's use of the Assets following the Closing Date.

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9.3         Notice and Defense of Claims.  If either party to this Agreement ("Indemnitee") receives notice or otherwise obtains knowledge of any matter with respect to which the other party to this Agreement ("Indemnitor") may become obligated to hold harmless or indemnify Indemnitee under this Section 9, then Indemnitee will promptly deliver to Indemnitor a written notice describing such matter, provided that the failure to promptly deliver such notice will not affect the indemnification obligation except to the extent the Indemnitor is prejudiced or injured thereby.  If such matter involves a third party, Indemnitor will have the right, at its option, to assume the defense of such matter at its own expense and with its own counsel, provided that such counsel does not have an actual or potential conflict of interest.  If Indemnitor elects to and does assume the defense of such matter, (a) Indemnitee will fully cooperate as reasonably requested by Indemnitor in the defense or settlement of such matter, (b) Indemnitor will keep Indemnitee reasonably informed of developments and events relating to such matter, and (c) Indemnitee will have the right to participate without interfering with Indemnitor or its counsel, at its own expense, in the defense of such matter.  So long as Indemnitor is in good faith defending Indemnitee in such matter, Indemnitee will not settle or compromise or attempt to contact any other parties to the dispute in such matter.  Unless and until the Indemnitor assumes the defense with respect to such matter, Indemnitee will have the right (but not the obligation) to defend itself, or to enter into any reasonable settlement of such matter, without prejudice to any right of recovery against Indemnitor.

9.4         Payments to Indemnified Parties.  An Indemnitor with an indemnification obligation under this Section 9 will promptly reimburse each Indemnitee for all amounts owed under this Section 9 from time to time at the Indemnitee's request.

9.5         Survival of Representations.  The representations and warranties set forth in this Agreement will survive from and after the Closing Date through the applicable statute of limitations (and thereafter, to the extent a claim or action is made prior to such period, until such claim or action is finally resolved).  No claim for indemnification pursuant to this Section will be made by any party based upon a breach or alleged breach of any representation or warranty unless written notice of such claim or action is received by the party against whom indemnification is sought prior to expiration of the survival period.

9.6         Offset Rights.  Company will be entitled to offset, dollar for dollar, claims for indemnity against Contributing Party under this Section 9 against all sums owed to Contributing Party by Company under the Servicing Agreement.

10.         Termination.

10.1       Termination Events.  Except as provided in Section 10.2, this Agreement may be terminated at any time prior to the Closing:

10.1.1    by mutual written consent of Contributing Party and of Company;

10.1.2    by Contributing Party or Company if the Closing has not occurred by January 31, 2010;

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10.1.3    by Contributing Party or Company if: (a) there is a final nonappealable order of a Governmental Body in effect permanently restraining, enjoining or otherwise prohibiting consummation of the transactions contemplated by this Agreement; or (ii) there is any statute, rule, regulation or order enacted, promulgated or issued or deemed applicable to the Agreement after the date of this Agreement by any Governmental Body that would make consummation of the transactions contemplated by this Agreement illegal;

10.1.4    by Company if it is not in material breach of any of its representations, warranties, covenants or agreements contained in this Agreement and there has been a breach of any representation, warranty, covenant or agreement contained in this Agreement on the part of Contributing Party, or if any representation or warranty of Contributing Party has become untrue, or in any case if any of the conditions set forth in Section 3.1 or Section 3.2 would not be satisfied; provided, that, if such inaccuracy in such representations and warranties or breach by Contributing Party is curable through the exercise of commercially reasonable efforts, then Company may terminate this Agreement under this Section 10.1.4 only if the breach is not cured within 30 days after the date of written notice from Company of such breach (but no cure period will be required for a breach which by its nature cannot be cured); or

10.1.5    by Contributing Party if it is not in material breach of any of its representations, warranties, covenants or agreements contained in this Agreement and there has been a material breach of any representation, warranty, covenant or agreement contained in this Agreement on the part of Company such that the conditions set forth in Section 3.2.1 or Section 3.2.2 would not be satisfied; provided, that, if such inaccuracy in Company's representations and warranties or breach by Company is curable by Company through the exercise of its commercially reasonable efforts, then Contributing Party may terminate this Agreement under this Section 10.1.5 only if the breach is not cured within 30 days after the date of written notice from Contributing Party of such breach (but no cure period will be required for a breach which by its nature cannot be cured).

10.2       Notice of Termination; Effect of Termination.  Except as set forth in Section 10.1.1 any termination of this Agreement under Section 10.1 will be effective immediately upon the delivery of a valid written notice of the terminating party to the other party.  Where action is taken to terminate this Agreement pursuant to Section 10.1, the terminating party must promptly deliver to the other party a notice setting forth the reason for the termination and the specific Section and subsection (as applicable) of this Agreement upon which the right of termination is based.  In the event of termination of this Agreement as provided in Section 10.1, this Agreement will become void and there will be no liability on the part of any party to this Agreement, or their respective officers, directors, managers, members or shareholders; provided that each party will remain liable for any breaches of this Agreement prior to its termination.

11.         Miscellaneous Provisions.

11.1       Successors and Assigns.  This Agreement will be binding upon and will inure to the benefit of the parties and their respective successors and permitted assigns.  The foregoing notwithstanding, neither party will be permitted to assign its rights or delegate its obligations under this Agreement to another party without the prior written consent of the other party to this Agreement.

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11.2       Notices.  Each notice, consent, request, or other communication required or permitted under this Agreement will be in writing, will be delivered personally or sent by certified mail (postage prepaid, return receipt requested) or by a recognized US overnight courier, and will be addressed as follows:

If to Company:	WS Technologies LLC
Attn: President
5300 SW Meadows Road, Suite 400
Lake Oswego, OR 97035

If to Contributing Party:	CarePayment, LLC
Attn: President
5300 SW Meadows Road, Suite 400
Lake Oswego, OR 97035

Each notice, consent, request, or other communication will be deemed to have been received by the party to whom it was addressed (a) when delivered if delivered personally; (b) on the second business day after the date of mailing if mailed; or (c) on the date officially recorded as delivered according to the record of delivery if delivered by overnight courier.  Each party may change its address for purposes of this Agreement by giving written notice to the other party in the manner set forth above.

11.3       Alterations and Waivers.  The waiver, amendment or modification of any provision of this Agreement or any right, power or remedy under this Agreement, whether by agreement of the parties or by custom, course of dealing or trade practice, will not be effective unless in writing and signed by the party against whom enforcement of such waiver, amendment or modification is sought.  No failure or delay by either party in exercising any right, power or remedy with respect to any of the provisions of this Agreement will operate as a waiver of such provisions with respect to such occurrences.

11.4       Governing Law.  This Agreement will be construed, governed and enforced in accordance with the laws of the State of Oregon, without regard to its choice of law provisions.

11.5       Exhibits and Schedules.  The exhibits and schedules attached to this Agreement are incorporated into and are a part of this Agreement.

11.6       Integration and Entire Agreement.  This Agreement and the exhibits and schedules and other documents referred to in this Agreement set forth the entire understanding between the parties and supersede all previous and contemporaneous written or oral negotiations, commitments, understandings, and agreements relating to the subject matter of this Agreement and merge all prior and contemporaneous discussions between the parties.

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11.7       Counterparts and Delivery.  This Agreement may be executed in counterparts.  Each counterpart will be considered an original, and all of them, taken together, will constitute a single Agreement.  This Agreement may be delivered by facsimile or electronically, and any such delivery will have the same effect as physical delivery of a signed original.  At the request of any party, the other party will confirm facsimile or electronic transmission signatures by signing an original document.

11.8       Definitions.  Whenever used in this Agreement, (a) the term "including" will be deemed to mean "including without limitation", (b) the term "person" will be deemed to mean any natural person, corporation, limited liability company, partnership or other entity, and (c) the terms "will" and "shall" have the same meaning.

11.9       Attorney Fees.  In the event suit or action is instituted to interpret or enforce this Agreement, the prevailing party will be entitled to recover its attorney's fees, including those incurred on appeal, as determined by the court or arbitrator.

11.10     Specific Performance.  The parties acknowledge they would be irreparably damaged if any of the provisions of this Agreement are not performed in accordance with their specific terms and that monetary damages would provide an inadequate remedy.  Accordingly, in addition to any other remedy at law or in equity, the nonbreaching party will be entitled to injunctive relief to prevent breaches of this Agreement and specifically to enforce this Agreement without the need for posting any bond or other security.

11.11     Rules of Construction.  The parties have been represented by separate counsel during the negotiation and execution of this Agreement and, therefore, waive the application of any law regulation, holding or rule of construction providing that ambiguities in an agreement or other document will be construed against the parties drafting such agreement or document.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have executed this Agreement on the date first above written.

COMPANY:	WS TECHNOLOGIES LLC
By microHelix, Inc., its Manager

By
Name
Its

CONTRIBUTING PARTY:	CAREPAYMENT, LLC
By Aequitas Capital Management, its Manager

By
Robert J. Jesenik, President

Signature Page to WS Technologies, LLC Contribution Agreement (CarePayment)